UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

CAMERON INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To the Stockholders of Cameron International Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Cameron International Corporation to be held on Wednesday, May 8, 2013, at Cameron’s corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, commencing at 10:00 a.m.

At this year’s Annual Meeting, you will be asked to vote on a number of items more fully addressed in our Notice of Annual Meeting of Stockholders, including the election of directors, our 2012 executive compensation, and amendments to and the restatement of the Company’s Equity Incentive Plan.

We know that most of our stockholders will not be attending the Annual Meeting in person. As a result, Cameron’s Board of Directors is soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. If you do not plan to attend, please vote your shares by Internet, by telephone, or, if you received our proxy material by mail, by returning the accompanying proxy card, as soon as possible so that your shares will be voted at the meeting. Instructions on how to vote can be found in our Proxy Statement.

Thank you for your continued support of and interest in Cameron.

Very truly yours,

Jack B. Moore
Chairman of the Board

CAMERON INTERNATIONAL CORPORATION
Notice of Annual Meeting of Stockholders

May 8, 2013

10:00 a.m.

Company Headquarters: 1333 West Loop South, Suite 1700, Houston, Texas 77027

ITEMS OF BUSINESS

1.

To elect four director nominees to our Board of Directors.

2.

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2013.

3.

To conduct an advisory vote on the Company’s 2012 executive compensation.

4.

To approve amendments to, and the restatement of, our Equity Incentive Plan.

5.

To transact any other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE

March 15, 2013

ANNUAL REPORT

Cameron’s Annual Report to Stockholders for the year ended December 31, 2012, which is not a part of the proxy solicitation materials, is available on our website at www.c-a-m.com/investors. If you received a printed copy of the proxy materials, a printed Annual Report was enclosed.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

On or about March 28, 2013, we mailed to stockholders who have not elected to receive printed versions of our proxy materials a Notice informing them of the Internet availability of our 2013 proxy materials and providing instructions on how to access these materials and vote.

PROXY VOTING

Stockholders of record may vote in person at the meeting, but may also appoint proxies to vote their shares in one of three ways, by:

• Telephone	• Mail	• Internet

Stockholders whose shares are held by a bank, broker or other holder of record may appoint proxies to vote their shares on their behalf as instructed by that bank, broker or other holder of record.

Any proxy may be revoked at any time prior to its exercise at the meeting.

By Order of the Board of Directors,

Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer
March 27, 2013

Table of Contents

PROXY SUMMARY INFORMATION	3
Business Highlights	3
Executive Compensation Highlights	3
Corporate Governance Highlights	4
Proposals for Stockholder Action	4
Recommendations of the Board of Directors Regarding the Proposals	5
Communicating with the Board of Directors	5
Governance Documents	5
Information about the Notice of Internet Availability of Proxy Materials	5
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2013	6
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	6
VOTING SECURITIES AND PRINCIPAL HOLDERS	9
Security Ownership of Certain Beneficial Owners	9
Security Ownership of Management	10
PROPOSAL 1 ELECTION OF DIRECTORS	11
SELECTION CRITERIA AND QUALIFICATIONS OF DIRECTOR CANDIDATES	12
Director Selection Process	12
Director Selection Criteria	13
Qualifications of Director Nominees and Continuing Directors	13
Director Nominees	14
Composite Business Experience of Directors	24
CORPORATE GOVERNANCE	25
Overview	25
Corporate Governance Principles	25
Code of Ethics for Directors	25
Code of Conduct	25
Code of Ethics for Senior Financial Officers	25
Board’s Role in Risk Oversight	26
Policy on Related Person Transactions	26
Related Person Transactions	27
Compensation Committee Interlocks and Insider Participation	27
Stock Ownership Guidelines	27
Hedging Policy	27
THE BOARD OF DIRECTORS AND ITS COMMITTEES	28
Board Responsibilities	28
Board Committees	28
Board Leadership Structure	29
Director Independence	29
Meetings and Meeting Attendance	30
Communicating with the Board	30
Internet Access to Principles, Codes and Policies	31
DIRECTOR COMPENSATION	31

PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2013	32
AUDIT-RELATED MATTERS	33
Report of the Audit Committee	33
Audit Committee Financial Experts	34
Principal Accounting Firm Fees	35
Pre-approval Policies and Procedures	35
PROPOSAL 3 PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S 2012 EXECUTIVE COMPENSATION	36
EXECUTIVE COMPENSATION	37
Compensation Committee Report	37
Compensation Discussion and Analysis	37
Summary Compensation Table	50
Grants of Plan-Based Awards in Fiscal Year 2012	52
Outstanding Equity Awards at Fiscal Year-End	54
Option Exercises and Stock Vested	56
Pension Benefits Table	56
Nonqualified Deferred Compensation	57
Potential Payments upon Termination or Change in Control	58
PROPOSAL 4 PROPOSAL TO APPROVE AN AMENDED AND RESTATED EQUITY INCENTIVE PLAN	61
Significant Amendments	62
Description of the Plan	62
General Terms	62
Administration	62
Eligibility for Participation	62
Term of the Plan	62
Shares Authorized for Issuance	63
Types of Awards	63
Stock Options and SARs	63
Performance Awards	64
Restricted Stock	64
Stock Unit Awards	65
Dividends	65
Repricing and Repurchasing	65
Federal Income Tax Consequences	65
Amendments and Modifications	67
General	67
Equity Compensation Plan Information	67
OTHER BUSINESS	68
ADDITIONAL INFORMATION	68
Section 16(a) Beneficial Ownership Reporting Compliance	68
Stockholder Proposals and Nominations for the 2014 Annual Meeting	68
Solicitation of Proxies	69
Electronic Delivery of Proxy Statement and Annual Report	69
Householding of Annual Meeting Materials	70
Stockholder List	70
APPENDIX A	CAMERON INTERNATIONAL CORPORATION EQUITY INCENTIVE PLAN	71

Proxy Summary Information

This Summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This is a summary only and does not contain all of the information we have included in our 2013 Proxy Statement. You should refer to the full Proxy Statement that follows for more information about the Company and the proposals you are being asked to consider.

Business Highlights

The graphs below provide a “snapshot” of the performance of the Company in 2012 versus the previous 5 years.

Executive Compensation Highlights

In 2012, our Compensation Committee made a number of decisions impacting 2013 executive compensation (see page 38 for more details):

•

Reduced the target value of long-term equity awards to median competitive market levels.

•

Increased the portion of 2013 Performance-Based Restricted Stock Units subject to a Total Shareholder Return (“TSR”) goal.

•

Increased the size of our compensation peer group to 15 by adding six companies to those included in our 2012 compensation peer group.

•

Divided executive officers into two compensation groups permitting differing treatment of vesting of long-term grants upon termination and upon a change in control, limiting the higher tier to our named executive officers (“NEOs”) and certain other executive officers.

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The following table shows a comparison of our TSR with that of our compensation peer group and the S&P 500 for the last five years, and with that of our CEO’s total compensation from year-end 2008, the year during which he became our CEO.

COMPARISON OF CEO COMPENSATION VS. TSR

Indexed TSR
CEO Compensation
In $ millions
150
100
50
0
12.5
10.0
7.5
5.0
2.5
0.0
2007
2008
2009
2010
2011
2012

	2007	2008	2009	2010	2011	2012
CEO Compensation	-	4,874	8,183	9,370	7,348	9,652
CAM	100	43	87	105	102	117
S&P 500	100	62	76	86	86	97
Peer Group 2012	100	40	68	93	81	84
Peer Group 2013	100	42	73	98	88	98

Corporate Governance Highlights

Our governance includes a number of policies and structures that are “best practices” in corporate governance, including:

•

Independent Lead Director who participates in the process of preparing meeting agendas and schedules and presides over executive sessions of the Board of Directors;

•

Declassified board with annual election of directors upon expiration of their current terms beginning in 2013;

•

Executive sessions with only independent directors present at each meeting of the Board and Board Committees;

•

An independent executive compensation consultant hired by and reporting to the Compensation Committee;

•

Majority voting in connection with elections of directors;

•

Minimum stock ownership guidelines applicable to directors and executive officers;

•

Policy prohibiting pledging and hedging transactions involving Company stock by executive officers, directors and key employees; and

•

No excise tax gross-ups for directors and executive officers.

Proposals for Stockholder Action

Below is a summary of the proposals on which you are being asked to vote. Please review the complete information regarding these proposals included in this Proxy Statement.

Election of Directors (Proposal 1 — Page 11)

You will find important information about the qualifications and experience of each of the four director nominees that you are being asked to elect. The Nominating and Governance Committee, in its annual review of director nominees, has determined that our nominees have the skills, experience and qualifications necessary to effectively oversee the management of the Company, and that they have integrity, proven leadership and a commitment to the financial and strategic success of the Company.

Appointment of Independent Registered Public Accountants (Proposal 2 — Page 32)

Ernst & Young LLP has served as the Company’s independent registered public accountants since 1995. You are being asked to ratify the appointment by the Audit Committee of Ernst & Young as the Company’s independent registered public accountants for 2013.

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Advisory Vote to Approve Executive Compensation (Proposal 3 — Page 36)

We are providing our stockholders the opportunity to cast a non-binding advisory vote on our executive compensation. We recommend that you review our Compensation Discussion and Analysis beginning on page 37, which explains the actions and decisions of the Compensation Committee of the Board during 2012 regarding our compensation programs. We are pleased that last year our stockholders approved the compensation of our named executive officers by a vote of 97%.

Vote on an Amended and Restated Equity Incentive Plan (Proposal 4 — Page 61)

This amended and restated Equity Incentive Plan (“Plan”) authorizes shares of our Common Stock to be available for future grants. In addition, a number of technical amendments have been proposed to bring our Plan up to date; performance criteria permissible as performance targets for performance-based grants has been expanded; and the expiration date has been extended until May 8, 2022.

Recommendations of the Board of Directors Regarding the Proposals

Our Board unanimously recommends that you vote:

1.

“FOR” each of the director nominees named in the Proxy Statement;

2.

“FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2013;

3.

“FOR” the proposal to approve, on an advisory basis, the Company’s 2012 executive compensation; and

4.

“FOR” the proposal to approve the amended and restated Equity Incentive Plan.

Communicating with the Board of Directors

Any interested party can communicate with our Board of Directors, any individual director or groups of directors by sending a letter addressed to the Board of Directors as a whole, to the individual director or to a group of directors, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027.

Governance Documents

Governance documents, such as the Corporate Governance Principles, the Board Committee Charters, the Code of Ethics for Directors, the Code of Ethics for Senior Financial Officers, and the Code of Conduct for Employees, can be found in the “Governance” and “Compliance” sections of our website: www.c-a-m.com. Please note that documents and information on our website are not incorporated herein by reference. These documents are also available at no cost in print by writing to the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027.

Information about the Notice of Internet Availability of Proxy Materials

Pursuant to Securities and Exchange Commission (“SEC”) rules and regulations, we have provided a Notice regarding Internet access to our proxy materials, including our 2012 Annual Report, to you because you have not elected to receive our proxy materials by mail. The Notice contains instructions on how you can access our proxy materials over the Internet as well as on how to request a printed copy. If you received such a Notice, you will not receive a printed copy of our proxy materials unless you request one.

If you wish to receive our proxy materials by mail in the future, you can so choose by following the instructions in the Notice Regarding the Availability of Proxy Materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholders who hold their shares in “street-name”, (i.e. not in the name of a bank, broker, or other holder of record), will receive a Notice Regarding the Availability of Proxy Materials directly from their bank, broker, or other holder of record.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders to Be Held on May 8, 2013

Our 2013 Proxy Statement and 2012 Annual Report are available free of charge on our website at:

www.c-a-m.com/Forms/AnnualReportsAndProxy.aspx.

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CAMERON INTERNATIONAL CORPORATION

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2013

This Proxy Statement, and the accompanying proxy/voting instruction card (“proxy card”), are being made available to stockholders of record of Cameron International Corporation (“the Company”) by the Company’s Board of Directors (“Board”) in connection with its solicitation of proxies to be used at the Company’s 2013 Annual Meeting of Stockholders scheduled to be held on May 8, 2013, or any postponements and adjournments thereof (“Annual Meeting” or “Meeting”). This Proxy Statement and any accompanying proxy card were first made available to stockholders beginning March 28, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

A Notice of Annual Meeting of Stockholders or Notice Regarding the Availability of Proxy Materials has been provided to you because you are a Cameron stockholder and because the Board is soliciting your proxy to vote your shares at the Company’s upcoming Annual Meeting.

What is the purpose of the Annual Meeting?

At the Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this Proxy Statement.

Where can I find more information about proxy voting?

The SEC has created an educational website where you can learn more about proxy voting: www.sec.gov/spotlight/proxymatters.shtml.

Who is entitled to vote at the Meeting?

Owners of shares of the common stock of the Company (“Common Stock”) at the close of business on March 15, 2013, (the “Record Date”), are entitled to vote at and participate in the Annual Meeting.

Participants in the Company’s retirement savings plans, the Company-sponsored Individual Account Retirement Plan, the Nonqualified Deferred Compensation Plan, and the Deferred Compensation Plan for Non-employee Directors (collectively, “Retirement or Deferred Compensation Plans” or “Plans”) may give voting instructions with respect to the Common Stock credited to their accounts in the Plans to the Plans’ trustees who have the actual voting power over the Common Stock in the Plans.

What are the voting rights of holders of Common Stock?

Each outstanding share of Common Stock will be entitled to one vote on each matter to come before the Meeting.

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What happens if additional matters are presented at the Meeting?

If another proposal is properly presented for consideration at the Meeting, the persons named in the proxy card will vote as recommended by the Board or, if no recommendation is given, these persons will exercise their discretion in voting on the proposal.

How can shares be voted?

Shares of Common Stock can be voted in person at the Meeting or they can be voted by proxy or voting instructions can be given, in one of three ways, by:

• Telephone	• Mail	• Internet

The instructions for each are on the proxy card, in the Notice Regarding the Availability of Proxy Materials, or on the voting form enclosed with the proxy from the trustee, bank or brokerage firm.

How will votes be counted?

For shares held in your own name, votes will be counted as directed, except when no choice for any particular matter is made. In that case, and only for the matter for which no choice is indicated, the shares will be voted as recommended by the Board unless the shares are held in one of the Retirement or Deferred Compensation Plans. If held in one of these Plans, they will be voted in the same proportion as the other shares in the Retirement or Deferred Compensation Plans have been voted.

For shares held indirectly through a bank, broker or other holder of record, unless you give your broker, bank or other holder of record specific instructions, your shares will not be voted on any of the proposals other than Proposal 2. Under the New York Stock Exchange (“NYSE”) rules that govern voting by brokers of shares held in street name, brokers have the discretion to vote these shares only on routine matters, but not on non-routine matters, as defined by those rules. The only matter that will be voted on that is considered routine under these rules is Proposal 2, the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accountants for fiscal year 2013.

What vote is required for approval?

With regard to Proposal 1 (election of directors), the affirmative vote of the majority of the votes cast at the meeting is required by our Bylaws for the election of a director.

The affirmative vote of the majority of shares of common stock of the Company represented at the meeting and entitled to vote thereat is required for approval of Proposal 2 (ratification of independent registered public accountants) and Proposal 3 (advisory vote on the Company’s 2012 executive compensation). The votes on Proposals 2 and 3, however, are advisory in nature and will not be binding on the Company or the Board.

The affirmative vote of the majority of the shares of common stock of the Company represented at the meeting and entitled to vote thereat is required for approval of Proposal 4 (amendments to, and restatement of, the Equity Incentive Plan); provided, that the total votes cast on Proposal 4 (including abstentions) represent a majority of the shares of our Common Stock entitled to vote on such proposal.

What is a broker non-vote and what is the effect of a broker non-vote?

A “broker non-vote” occurs when a stockholder who holds shares indirectly does not give instructions to the holder of record on how the stockholder wants his or her shares voted, but the holder of record exercises its discretionary authority under the rules of the NYSE to vote on one or more, but not all, of the proposals. In such a case, a “broker non-vote” occurs with respect to the proposals not voted on. Shares represented by “broker non-votes” will, however, be counted in determining whether a quorum is present.

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In the absence of instructions from the stockholder, the holder of record may only exercise its discretionary authority and vote the shares it holds as a holder of record on Proposal 2 (the ratification of the appointment of the independent registered public accountants), and does not have the discretionary authority to vote them on any of the other Proposals.

Therefore, if you are a street-name stockholder who holds shares indirectly, your shares will not be voted on any Proposal for which you do not give your broker, bank or other holder of record instructions on how to vote on any Proposal other than Proposal 2.

Broker non-votes will not affect the voting, except that they could prevent the votes cast with respect to Proposal 4 from representing a majority of the outstanding shares entitled to vote on the proposal.

What is an abstention and what is the effect of an abstention?

If you do not desire to vote on any proposal or have your shares voted as provided for in the preceding answer, you may abstain from voting by marking the appropriate space on the proxy card or by following the telephone or Internet instructions. Shares voted as abstaining will be counted as present for the purpose of establishing a quorum and for the purpose of determining the number of votes needed for approval of the Proposals before the Meeting.

Abstentions will have the effect of a negative vote for Proposals 2, 3 and 4.

What constitutes a quorum?

The presence at the Meeting of the holders of a majority of the shares of the Common Stock outstanding on the Record Date, in person or by proxy, will constitute a quorum, permitting business to be conducted at the Meeting. As of the Record Date, 247,928,538 shares of Common Stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of Common Stock representing at least 123,964,270 votes will be required to establish a quorum.

What shares will be considered “present” at the Meeting?

The shares voted at the Meeting, shares properly voted by Internet or telephone, and shares for which properly signed proxy cards have been returned will be counted as “present” for purposes of establishing a quorum. Proxies containing instructions to abstain on one or more matters, those voted on one or more matters and those containing broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting.

How can a proxy be revoked?

You can revoke a proxy at any time prior to a vote at the Meeting by:

•

notifying the Secretary of the Company in writing;

•

signing and returning a proxy with a later date; or

•

subsequent vote by Internet or telephone.

Shares held indirectly in the name of a bank, broker or other institution may be revoked pursuant to the instructions provided by such institution.

Who will count the votes?

The Company has hired a third party, Computershare Trust Company, N.A., to determine whether or not a quorum is present at the Meeting and to tabulate votes cast.

Where can I find the results of the voting?

The voting results will be announced at the Meeting and filed on a Form 8-K with the Securities and Exchange Commission within four business days of the Meeting.

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VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners

The following table lists the stockholders known by the Company to have been the beneficial owners of more than 5% of the Common Stock outstanding as of December 31, 2012, and entitled to be voted at the Meeting:

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock
FMR LLC(1) 82 Devonshire Street Boston, Massachusetts 02109	18,822,532	7.629%
BlackRock, Inc.(2) 40 East 52nd Street New York, New York 10022	15,039,754	6.110%

(1)

Pursuant to the instructions in Item 7 of Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2013 by FMR LLC as of December 31, 2012, Fidelity Management and Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 (the “40 Act”), is the beneficial owner of 15,747,124 shares or 6.383% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the 40 Act. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 15,747,124 shares owned by the funds.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC. All series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 40 Act, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the Funds’ Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (the “Act”) is the beneficial owner of 77,073 shares or 0.031% of the Common Stock outstanding of the Company as a result of its serving as investment management of the institutional account(s). Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management Trust Company, each has sole dispositive power over 77,073 shares and sole power to vote or to direct the voting of 77,073 shares of Common Stock owned by the institutional account(s) as reported above.

Strategic Advisors, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the 40 Act, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 11,282 shares, or 0.005%, of the Common Stock outstanding beneficially owned through Strategic Advisers, Inc.

Pyramis Global Advisors, LLC (“PGALLC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the 40 Act, is the beneficial owner of 285,090 shares, or 0.116%, of the outstanding Common Stock of the Company as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 285,090 shares and sole power to vote or to direct the voting of 145,680 shares of Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above.

Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,428,351 shares, or 0.579%, of the outstanding Common Stock of the Company as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC each has sole dispositive power over 1,428,351 shares and sole power to vote or to direct the voting of 885,851 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

FIL Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 1,273,612 shares, or 0.516%, of the Common Stock outstanding. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

FMR LLC and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Act and that they are not otherwise required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 promulgated under the Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR LLC is making this filing on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(2)

According to a Schedule 13G filed with the SEC by BlackRock Inc. (“BlackRock”) on February 6, 2013, BlackRock had sole voting power and sole dispositive power over 15,039,754 shares of Common Stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock of Cameron, but no one person’s interest is more than five percent of the total outstanding Common Stock.

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Security Ownership of Management

The following table sets forth, as of December 31, 2012, unless otherwise noted, the number of shares of Common Stock beneficially owned (as defined by the SEC) by each current director and each executive officer named in the Summary Compensation Table included herein who is not also a director, and by all directors and executive officers as a group.

Directors	Number of Shares of Common Stock Owned	Number of Shares That May Be Acquired By Options Exercisable Within 60 Days(1)	Percent of Class
C. Baker Cunningham	79,026	0	*
Sheldon R. Erikson	1,037,376	0	*
Peter J. Fluor	67,982	0	*
Douglas L. Foshee	29,446	0	*
James T. Hackett	3,874	0	*
Rodolfo Landim	7,903	0	*
Jack B. Moore(2)	313,480	814,490	*
Michael E. Patrick	54,340	0	*
Jon Erik Reinhardsen	24,142	0	*
David Ross	38,342	0	*
Bruce W. Wilkinson	32,682	0	*
Executive Officers Named in the Summary Compensation Table Other Than Those Listed Above:
Charles M. Sledge(2)	111,151	217,514	*
John D. Carne(2)	86,450	264,673	*
William C. Lemmer(2)	96,254	257,188	*
James E. Wright	58,468	139,767	*
All directors and executive officers as a group (22 persons, including those named above)	2,953,529	3,806,663	2.7

*

Indicates ownership of less than one percent of Common Stock outstanding.

(1)

As defined by the SEC, securities beneficially owned include securities that the above persons have the right to acquire at any time within 60 days after December 31, 2012.

(2)

Includes shares held in the Company’s Retirement Savings Plan as of December 31, 2012.

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PROPOSAL 1    ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation (the “Certificate”) provides for the annual election of directors. However, prior to 2012, the Certificate provided for a Board divided into three classes with members serving staggered three year terms. In May 2012, the stockholders of the Company approved an amendment to the Certificate declassifying the Board and providing for the annual election of all directors. Directors elected beginning in 2013 will be elected to one-year terms. Directors elected in May 2012 and earlier will fulfill their three-year terms pursuant to the terms of their reelection under the previous classified board structure. The Certificate also provides for a Board of between five and fifteen members. The current number of authorized directors is eleven.

The directors nominated for election for a one-year term at this Annual Meeting are: James T. Hackett, Michael E. Patrick, Jon Erik Reinhardsen, and Bruce W. Wilkinson.

The Company’s Bylaws provide that directors are elected by a majority of the votes cast in the election, except in the case where there are more director nominees than open board seats. Should an incumbent director nominee be required, but fail, to receive a majority of the votes cast in the election, under the terms of our director resignation policy that director must submit his or her resignation to our Nominating and Governance Committee within five days of the election. The Committee will have 45 days from the election to accept or reject the resignation. In making its decision, the Committee may consider all factors it deems relevant, including the stated reason(s) why the stockholders voted against the director’s election or re-election, whether the underlying reason for the failure to receive a majority vote is a Company matter that could be cured, the qualifications of the director, and whether the resignation would be in the best interests of the Company and its stockholders. The full Board will then have an additional 30 days to consider the Committee’s recommendation. The Board’s decision and its reasons therefore will be disclosed on a Current Report on Form 8-K filed with the SEC within four business days of its decision.

The Board recommends that stockholders vote “FOR” the election of each of the nominees.

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SELECTION CRITERIA AND QUALIFICATIONS OF DIRECTOR CANDIDATES

Director Selection Process

The Nominating and Governance Committee is responsible for developing the Company’s slate of candidates for director nominees for election by stockholders, which the Committee then recommends to the Board for its consideration. The Committee customarily engages the services of a third-party search firm to assist in the identification or evaluation of director candidates.

The Committee determines the required selection criteria and qualifications for director nominees based upon the needs of the Company at the time nominees are considered. The Committee determines these needs in relation to the composition of the Board evaluated as a whole. The Committee’s primary objective is to assemble a group that can effectively work together using its diversity of experience and perspectives to see that the Company is well managed and represents the interests of the Company and its stockholders.

The qualifications the Committee uses to judge and select director candidates, including diversity, are discussed in “Director Selection Criteria,” below. The Committee will consider the same criteria for nominees whether identified by the Committee, by stockholders or by some other source. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

Stockholders wishing to identify a candidate for director may do so by sending the following information to the Nominating and Governance Committee, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027: (1) the name of the candidate and a brief biographical sketch and resumé; (2) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director, if elected; and (3) a signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

The Nominating and Governance Committee assesses each candidate based upon the candidate’s resumé and biographical information, willingness to serve, and other background information. This information is evaluated against the criteria set forth below and the specific needs of the Company at the time. Based upon this preliminary assessment, candidates may be invited to participate in a series of interviews. Following this process, the Nominating and Governance Committee determines which candidates to recommend to the Board for nomination for election by our stockholders at the next annual meeting. The Nominating and Governance Committee uses the same process for evaluating all candidates, regardless of how the candidates are brought to the attention of the Committee.

No candidates for director were submitted to the Nominating and Governance Committee by any stockholder in connection with the 2013 Annual Meeting. Any stockholder desiring to present a director candidate for consideration by the Committee for our 2014 Annual Meeting must do so prior to September 1, 2013, in order to provide adequate time to duly consider the candidate and comply with our Bylaws.

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Director Selection Criteria

A candidate, at a minimum, must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should be persons of high integrity who have exhibited proven leadership capabilities, experience with high levels of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and the complexities of a global industry subject to a myriad of laws and regulations. Candidates should have large public company experience and preferably experience in the energy or oilfield service industry, including operational experience, and hold or have held an established executive level position in business, finance or education. In general, qualified candidates who are currently serving as executive officers of unrelated entities would be preferred. The Nominating and Governance Committee will consider these same criteria for nominees whether identified by the Committee, by stockholders or by some other source. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

Cameron is a diverse, global enterprise that generates approximately half of its revenues from locations outside the U.S. We do business in 300 locations, in more than 50 countries, with a workforce more than half of which is outside the U.S., spread over six continents. We translate our Compliance materials into ten different languages. We believe diversity includes gender and race, but we also believe it includes geographical and cultural diversity. As a company that has expanded significantly outside the U.S., it is important to, and in the best interest of, the Company to think in global terms and define diversity accordingly. While we believe that the primary criteria should be whether candidates have the qualifications, experience, skills and talents required to oversee the operations of a corporation as large and as complex as Cameron, we also believe that diversity is an important ingredient in a successful board mix. The Charter of our Nominating and Governance Committee provides that when evaluating director candidates, consideration will be given to those otherwise qualified individuals who offer diversity of geographical and/or cultural background, race/ethnicity, and/or gender, and that any search firm retained to assist the Committee in identifying director candidates be instructed to seek out and include diverse candidates for consideration.

In 2009, the Board elected Jon Erik Reinhardsen, president and CEO of Petroleum Geo-Services ASA, as a director. Mr. Reinhardsen, a Norwegian who resides in Oslo, Norway, has extensive experience in the global oilfield service industry, particularly in his home country, an important oil and gas producing region.

In 2011, the Board elected Rodolfo Landim, controlling partner and managing director of Mare Investimentos S.A., as a director. He provides extensive experience in the oil and gas industry, particularly within the oilfield service sector. Mr. Landim is a Brazilian residing in Rio de Janeiro and has held leadership and executive positions in several Brazilian entities, including Petroleo Brasileiro S.A., a wholly-owned subsidiary of Petrobras, for over 30 years.

Qualifications of Director Nominees and Continuing Directors

The Nominating and Governance Committee and the Board have determined that each of our current directors meets the criteria that have been established. On pages 14-17 are the names of the nominees for director and the continuing directors, in order of when their terms expire, including a description of each director’s experience, qualifications and skills.

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Director Nominees

Term Ending 2014

The Nominating and Governance Committee has recommended, and the Board has nominated, the following for reelection as directors for a one-year term expiring at the Annual Meeting of Stockholders in 2014, or when their successors are elected and qualified. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy, or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

The names of the nominees for director, their principal occupations during the past five years, other directorships held within the past five years, and certain other information are set out below.

James T. Hackett
Executive Chairman of the Board, Anadarko Petroleum Corporation Director Since: 2012

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Former CEO

•

Advanced Degree

•

Corporate Governance

•

Other Director Experience

Current Directorships: • Anadarko Petroleum • Fluor Corporation • Bunge Ltd. Former Directorships Held During the Past 5 Years: • Halliburton Corp. Committee Assignment: • Audit

James T. Hackett, age 59, is Executive Chairman of the Board of Anadarko Petroleum Corporation, one of the world’s largest independent oil and natural gas exploration and production companies. Mr. Hackett was named Executive Chairman of Anadarko in May 2012 for a term of one year after serving as Chief Executive Officer since 2003 and Chairman of the Board since January 2006. He also served as Anadarko’s President from December 2003 to February 2010. He brings to the Board and to Cameron considerable experience as a Chief Executive Officer in the oil and gas industry as well as large company leadership and financial expertise. His energy experience includes positions in engineering, finance and marketing with NGC Corp., Burlington Resources and Amoco Oil Co.

Before joining Anadarko, Mr. Hackett served as President and Chief Operating Officer of Devon Energy Corporation following its merger with Ocean Energy where he served as Chairman, President and Chief Executive Officer, itself a product of a merger in 1999 with Seagull Energy Corporation where he was Chairman, Chief Executive Officer and President. He joined Seagull from Duke Energy where he led its Energy Services Division as President. Prior to that, he was Executive Vice President of Pan Energy when the company merged with Duke Power to create Duke Energy.

Mr. Hackett is a director of Fluor Corporation and Bunge Ltd., both Fortune 500 companies. He is a former director of Halliburton Corp. and the former Chairman of the Board of the Federal Reserve Bank of Dallas. He is Chairman of the National Petroleum Council; past Chairman of American’s Natural Gas Alliance (ANGA) and is on the board of several industry associations including the American Petroleum Institute. He is a member of the Society of Petroleum Engineers and serves as Vice Chairman of the Baylor College of Medicine and on the boards of the Welch Foundation for Chemistry, the Business Roundtable and the Trilateral Commission. He is also a board member and former Adjunct Professor at Rice University.

He has a Bachelor of Science degree from the University of Illinois and a Master of Business Administration from Harvard University and has been a director of Cameron since 2012.

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Michael E. Patrick
Former Vice President and Chief Investment Officer of Meadows Foundation, Inc. Director Since: 1996
Skills and Qualifications: • Financial Oversight • Energy/Oil Field Services Experience • Advanced Degree • Other Director Experience	Current Directorships: • Apptricity Corporation Former Directorships Held During the Past 5 Years: • BJ Services Company Committee Assignments: • Audit, Chairman • Compensation

Michael E. Patrick, age 69, brings to the Board and Cameron a depth of knowledge of the financial markets and matters of finance in general, as well as 20 years experience as a director of oil and gas service companies. Until his retirement in 2010, he served as the Vice President and Chief Investment Officer of Meadows Foundation, Inc., a philanthropic association.

He is a director of Apptricity Corporation which provides enterprise applications and services used to automate financial management, advanced logistics, supply chain, and workforce management. He was a director of BJ Services Company, an oilfield services company acquired by Baker Hughes International in 2010, and The Western Company of North America, an oilfield service company acquired by and merged into BJ Services Company.

He has a B.A. degree from Harvard University and an M.B.A. from the Harvard Graduate School of Business Administration and has been a director of Cameron since 1996.

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Jon Erik Reinhardsen
President and Chief Executive Officer of Petroleum Geo-Services ASA Director Since: 2009

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Current CEO

•

Advanced Degree

•

Corporate Governance

•

Other Director Experience

Current Directorships:

•

Höegh LNG Holdings Ltd.

•

Höegh Autoliners Holding AS

•

AWilhelmsen Management AS

Former Directorships Held During the Past 5 Years:

•

None

Committee Assignment

•

Nominating and Governance

Jon Erik Reinhardsen, age 56, brings to the Board a unique geographical and cultural perspective and he provides executive-level knowledge of the oil and gas industry, the oilfield service sector, and experience with other global industries. He is President and Chief Executive Officer of Petroleum Geo-Services ASA (PGS), a company headquartered in Lysaker, Norway, that provides a broad range of products to help oil companies find oil and gas reserves offshore worldwide, including seismic and electromagnetic services, data acquisition, processing, reservoir analysis/interpretation and multi-client library data. He has been a Vice President of Alcoa Inc. and President of its Primary Products Global Growth, Energy and Bauxite businesses. He has also held various senior-level positions, including Group Executive Vice President, with Aker Kvaerner ASA, a provider of engineering and construction services, technology products and integrated solutions.

Mr. Reinhardsen’s expertise with large-scale projects for offshore drilling while with PGS and Aker Kvaerner, similar in scope and complexity to Cameron’s, is extremely helpful in Cameron’s evaluation and execution of its subsea systems projects. He serves on the boards of Höegh LNG Holdings Ltd., a provider of maritime LNG transportation and regasification services and publicly listed on the Oslo Stock Exchange, Höegh Autoliners Holding AS, a privately-owned Norwegian company and global provider of Ro/Ro vehicle transportation services which operates Pure Car and Truck Carriers (PCTCs) in global trade systems, and AWilhelmsen Management AS, a privately-owned investment company located in Oslo, Norway with holdings in shipping, retail, real estate, cruise vacations, and financial investments.

He has a Masters of Science degree in Applied Mathematics/Geophysics from the University of Bergen, Norway and attended the International Executive Program at the International Institute for Management Development in Lausanne, Switzerland.

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Bruce W. Wilkinson
Principal of ANCORA Partners, LLC; Former Chairman, President and Chief Executive Officer of McDermott International, Inc. Director Since: 2002

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Former CEO

•

Advanced Degree

•

Corporate Governance

•

Other Director Experience

Current Directorships: • PNM Resources, Inc. Former Directorships Held During the Past 5 Years: • McDermott International, Inc. Committee Assignments: • Nominating and Governance • Compensation

Bruce W. Wilkinson, age 68, currently is a principal of ANCORA Partners, LLC, a private equity group. He provides extensive experience to the Board as a result of having served as Chairman, President and Chief Executive Officer of McDermott International, Inc., a leading global engineering and construction company serving the energy and power industries. In addition to his knowledge of the oilfield service sector and governance matters affecting public corporations, Mr. Wilkinson’s familiarity with the large-scale, complex projects undertaken by McDermott is valuable to Cameron’s evaluation and execution of its subsea systems projects, which carry similar challenges of scope and complexity.

He has served as Chairman and CEO of Chemical Logistics Corporation, a company formed to consolidate chemical distribution companies; President and CEO of Tyler Corporation, a diversified manufacturing and service company; Interim President and CEO of Proler International, Inc., a ferrous metals recycling company; and Chairman and CEO of CRSS, Inc. a global engineering and construction services company. He has also been a Principal of Pinnacle Equity Partners, L.L.C., a private equity group.

He serves on the Board of Directors of PNM Resources, Inc., an energy holding company based in New Mexico. He also serves in positions of leadership in charitable and non-profit organizations, including the University of St. Thomas in Houston, Texas, and the Duchesne Academy of the Sacred Heart in Houston, where he serves as a Trustee of each.

Mr. Wilkinson has B.A. and J.D. degrees from the University of Oklahoma and an LLM from the University of London.

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Continuing Directors Term Ending 2014

Peter J. Fluor
Chairman of the Board and Chief Executive Officer of Texas Crude Energy, LLC Director Since: 2005
Skills and Qualifications: • Executive Leadership and Financial Oversight • Energy/Oil Field Services Experience • Current CEO • Other Director Experience • International Operations • Advanced Degree

Current Directorships:

•

Anadarko Petroleum Corporation

•

Fluor Corporation

•

Texas Crude Energy, Inc.

Former Directorships Held During the Past 5 Years:

•

Devon Energy Company

Committee Assignment:

•

Compensation Committee, Chairman

Peter J. Fluor, age 65, is the Chairman of the Board and Chief Executive Officer of Texas Crude Energy, Inc., a private, independent oil and gas exploration company, where he has been employed since 1972 in positions of increasing responsibilities, including President and Chief Financial Officer. He offers the perspective of an experienced leader and executive in the energy industry. He is a director of Fluor Corporation, a provider of engineering, procurement, construction, maintenance and project management, for which he served as Interim Chairman from January 1998 through July 1998, and is currently its Lead Independent Director. He is also a director of Anadarko Petroleum Corporation and a former director of Devon Energy Company, both exploration and production companies. He is a member of the All-American Wildcatters Association, and an Emeritus member of the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University. He also serves in positions of leadership in charitable and non-profit organizations.

He has a B.S. degree in Business and an M.B.A. from the University of Southern California.

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Jack B. Moore
Chairman, President and Chief Executive Officer of Cameron Director Since: 2007

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

Current CEO

•

Other Director Experience

•

International Operations

•

Corporate Governance

Current Directorships: • KBR Corporation Former Directorships Held During the Past 5 Years: • None Committee Assignment: • None

Jack B. Moore, age 59, is our current Chairman, President and CEO. He has a wealth of experience with Cameron and in the oilfield service sector in general. He has had positions of increasing responsibility throughout his career evidencing his leadership capabilities and his understanding of the business and financial complexities of a global manufacturing company. Prior to becoming our President and CEO, he was Cameron’s Chief Operating Officer, the President of Cameron’s Drilling & Production Systems group after starting as Vice President and General Manager of that group’s Western Hemisphere operations.

Before joining Cameron, he held various management positions, including Vice President, Eastern and Western Hemisphere Operations, of Baker Hughes Incorporated, where he was employed for 23 years. He currently serves on the Board of KBR Corporation, a technology-driven engineering, procurement and construction (EPC) company and defense services provider. He served on the board of Maverick Tube Corporation, a manufacturer of metal tubular goods for oil drilling, from 2005 until it was sold to Tenaris, S.A. in 2006. He serves on the board of the Petroleum Equipment Suppliers Association, where he served as Chairman of the Board, the National Ocean Industries Association, and the American Petroleum Institute. He also serves in positions of leadership in charitable and non-profit organizations, including Spindletop Charities, CanCare, Inc. and The University of Houston C.T. Bauer College of Business Dean’s Executive Board.

Mr. Moore has a B.B.A. from the University of Houston and attended the Advanced Management Program at Harvard Graduate School of Business Administration.

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David Ross
Lead Director Director Since: 1995

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

Former CEO

•

Other Director Experience

•

Academia/Education

•

Corporate Governance

•

Advanced Degree

Current Directorships: • None Former Directorships Held During the Past 5 Years: • Compete-At.com • Process Technology Holdings Committee Assignments: • Nominating and Governance, Chairman • Audit

David Ross, age 72, is our Lead Director and a private investor. He offers broad executive experience in the oil and gas industry, finance and academia. He was Chairman and Chief Executive Officer of the Sterling Consulting Group, a firm which provides analytical research, planning and evaluation services to companies in the oil and gas industry; before that, he was a principal in the Sterling Group, a firm engaged in leveraged buyouts, primarily in the chemical industry, and in Camp, Ross, Santoski & Hanzlik, Inc., which provided planning and consulting services to the oil and gas industry; and was Treasurer of Enstar Corporation, an oil and gas company. He is an emeritus member of the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University and was an Adjunct Professor of Finance at Rice University for 25 years.

He has been a director of Compete-At.com, a company which provides online event registration and membership software, Process Technology Holdings, a company that manufactures linear valve actuators, and a director of Nuevo Energy Company, an exploration and production company. He also serves in positions of leadership in charitable and non-profit organizations, including the Nantucket Conservation Foundation and the Nantucket Atheneum.

Mr. Ross has a B.A. degree in Mathematics from Yale and an M.B.A. from the Harvard Graduate School of Business Administration.

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Continuing Directors Term Ending 2015

C. Baker Cunningham
Former Chairman of the Board, President and Chief Executive Officer of Belden Inc. and Belden CDT Inc. Director Since: 1996

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Engineering & Manufacturing Background

•

Former CEO

•

Advanced Degree

•

Corporate Governance

Current Directorships: • Rea Magnet Wire Company, Inc. Former Directorships Held During the Past 5 Years: • None Committee Assignments: • Compensation • Nominating and Governance

Mr. Cunningham, age 71, has demonstrated his leadership capabilities, senior-level experience and the ability to deal with the complexities of business and finance in a global context and brings to our Board an in-depth knowledge of operations, finance and corporate governance. In addition, he has an engineering and manufacturing background, two of the core competencies required of the Company.

He has served in the roles of Chairman of the Board, President and Chief Executive Officer and President, first with Belden Inc., a wire, cable and fiber optic products manufacturing company, and then following a merger, as the President, CEO and director, of Belden CDT Inc., a manufacturer of high-speed electronic cables, focusing on products for the specialty electronic and data networking markets, including connectivity, with manufacturing operations in countries around the world. Mr. Cunningham also held a number of executive positions, including Executive Vice President, Operations, with Cooper Industries Inc., a diversified manufacturer, marketer and seller of electronic products, tools and hardware.

Mr. Cunningham is a director of Rea Magnet Wire Company, Inc., a privately held corporation in Fort Wayne, Indiana, and serves in positions of leadership in charitable and non-profit organizations, including President and a director of the Central Institute for the Deaf, St. Louis, Missouri.

He has a B.S. degree in Civil Engineering from Washington University, an M.S. degree in Civil Engineering from Georgia Institute of Technology, and an M.B.A. from the Harvard Graduate School of Business Administration.

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Sheldon R. Erikson
Former Chairman of the Board, President and Chief Executive Officer of Cameron Director Since: 1995

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Engineering & Manufacturing Background

•

Former CEO

•

Advanced Degree

•

Corporate Governance

Current Directorships: • Endeavour International Corporation • Rockwood Holdings, Inc. Former Directorships Held During the Past 5 Years: • None Committee Assignment: • None

Mr. Erikson, age 71, was Chairman of the Board of Cameron from 1996 to May 2011. He was President and Chief Executive Officer of Cameron from the time of its creation in 1995 through the transition to our current President and CEO on April 1, 2008. Under Mr. Erikson’s leadership, guidance and direction, Cameron grew from a company with annual revenues of $1.14 billion to one with $6.135 billion when Mr. Erikson retired in 2008. His knowledge of the Company and the industry and his continued involvement with the Company following the transition to our new CEO are of great value to the Board and the Company.

Prior to assuming his leadership role with Cameron, Mr. Erikson had a long and distinguished career in the energy and manufacturing sectors. He was Chairman of the Board, President and Chief Executive Officer of The Western Company of North America, an international petroleum service company engaged in pressure pumping, well stimulating and cementing and offshore drilling. Previously, he was President of the Joy Petroleum Equipment Group of Joy Manufacturing Company.

Mr. Erikson is a director of Endeavour International Corporation, an oil and gas exploration and production company, and Rockwood Holdings, Inc., a company in the specialty chemicals and advanced materials businesses; General Partner of Red Rock Interests, a private company; and has been a director of Triton Energy Company and Spinnaker Exploration Company, both oil and gas exploration companies, Layne Christensen Co., a provider of services and related products for the water, mineral and energy markets, and NCI Building Systems, a provider of products and services for the construction industry. He also serves on the boards of the National Petroleum Council, American Petroleum Institute, National Ocean Industries Association and the Petroleum Equipment Suppliers Association, of which he is a past chairman. He also serves in positions of leadership in charitable and non-profit organizations, including The University of Texas MD Anderson Cancer Center and the Texas Heart Institute.

He has an M.B.A. from the Harvard Graduate School of Business Administration and studied engineering and economics at the University of Illinois.

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Douglas L. Foshee
Former Chairman, President & Chief Executive Officer of El Paso Corporation Director Since: 2008

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Former CEO

•

Advanced Degree

•

Corporate Governance

•

Other Director Experience

•

International Operations

Current Directorships: • None Former Directorships Held During the Past 5 Years: • El Paso Corporation • El Paso Pipeline GP Company, L.L.C. Committee Assignment: • Audit

Mr. Foshee, age 54, currently is a principal of Sallyport Investments, LLC, a private investment firm. He was the Chairman and Chief Executive Officer of El Paso Corporation and a director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso’s publicly traded master limited partnership, El Paso Pipeline Partners, L.P. until May 2012 when El Paso was acquired by Kinder Morgan. Mr. Foshee provides significant experience in the oil and gas industry and a depth of financial and corporate governance knowledge. He has held leadership and executive positions in the oilfield service sector, in which Cameron competes, and in finance.

Mr. Foshee served as Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Financial Officer of Halliburton Company. Prior to Halliburton, he was President, CEO and Chairman of Nuevo Energy Company, an exploration and production company, and CEO and Chief Operating Officer of Torch Energy Advisors Inc., a privately-held energy company. He held various positions in finance and new business ventures with ARCO International Oil and Gas Company and spent several years in energy banking. He served as a Trustee of AIG Credit Facility Trust, overseeing the U.S. government’s equity interest in American International Group for the benefit of the U.S. Treasury, and is Chairman of the Federal Reserve Bank of Dallas, Houston Branch.

He is on the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University, Rice University’s board of trustees and KIPP Houston’s board of trustees. He also serves in positions of leadership in charitable and non-profit organizations, including the Texas Business Hall of Fame Foundation, Central Houston, Inc. and the Greater Houston Partnership.

Mr. Foshee has an MBA from the Jesse H. Jones School at Rice University, a B.B.A. degree from Southwest Texas State University and is a graduate of the Southwestern Graduate School of Banking at Southern Methodist University.

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Rodolfo Landim
Controlling Partner and Managing Director of Mare Investimentos S.A. and Partner and Chief Executive Officer, Ouro Preto Oleo e Gas Director Since: 2011

Skills and Qualifications:

•

Executive Leadership and Financial Oversight

•

Energy/Oil Field Services Experience

•

International Operations

•

Engineering & Manufacturing Background

•

Current CEO

•

Other Director Experience

Current Directorships: • Mare Investimentos S.A. Former Directorships Held During the Past 5 Years: • Smith International, Inc. • Wellstream Holding PLC Committee Assignment: • Audit

Rodolfo Landim, age 55, is the Controlling Partner and Managing Director of Mare Investimentos S.A., a private equity and venture capital firm that seeks to invest in supply chain goods and services for the oil and gas sector in Brazil, and Partner and Chief Executive Officer of Ouro Preto Oleo e Gas, a Brazilian oil & gas company integrating business strategy and technical expertise to Brazil’s exploration sector. He was elected to the Board in October 2011, and is the Board’s second non-U.S. director. He provides extensive experience in the oil and gas industry, particularly within the oilfield service sector. He has held leadership and executive positions in several Brazilian entities for over 30 years.

He has served as President and Chief Executive Officer of OSX Brasil, an oil service company; Chief Executive Officer of OGX Petróleo e Gás Participaçöes S.A., the second largest Brazilian oil and gas company; Executive President of MMX Mineração & Metálicos S.A., a company operating in the mining, metal and logistics sectors. He also has served in various leadership positions with Petroleo Brasileiro S.A., a wholly-owned subsidiary of Petrobras. He is a former director of Smith International, Inc. and Wellstream Holding PLC in the United Kingdom and several public and private companies in Brazil.

He has a B.S. degree in Civil Engineering from Universidade Federal Do Rio De Janeiro, Petroleum Engineering Coursework from the University of Alberta, Edmonton, Alberta, Canada, and completed the Program for Management Development (PMD) at Harvard Business School.

Composite Business Experience of Directors

The following table notes the breadth and variety of business experience that each of our directors brings to the Company.

Name	Executive Leadership	Financial Oversight Responsibilities	Energy/ Oil Field Services	International Operations	Current or Former CEO	Advanced Degree	Other Director Experience
C. Baker Cunningham
Sheldon R. Erikson
Peter J. Fluor
Douglas L. Foshee
James T. Hackett
Rodolfo Landim
Jack B. Moore
Michael E. Patrick
Jon Erik Reinhardsen
David Ross
Bruce W. Wilkinson

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CORPORATE GOVERNANCE

Overview

Corporate governance is typically defined as the system that allocates authority, duties and responsibilities among a company’s stockholders, board of directors and management. The stockholders elect the directors and vote on extraordinary matters; the board of directors acts as a company’s governing body and is responsible for oversight of a company’s business and affairs and for hiring, overseeing, evaluating and compensating executive officers, particularly the chief executive officer (“CEO”); and management is responsible for managing a company’s day-to-day operations.

The business and affairs of our Company are governed in accordance with the provisions of the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws. Additionally, our Board has adopted written policies to further guide and regulate actions.

Corporate Governance Principles

Our Corporate Governance Principles set out the essence of our rules and guidelines for self-governance and address such matters as the functions and duties of directors and the Board, the desired composition of our Board, its procedures as well as other matters such as stock ownership guidelines.

Code of Ethics for Directors

Our Code of Ethics for Directors is designed to promote honest and ethical conduct and compliance with applicable laws, rules, regulations and standards. Our Board recognizes that no code of conduct and ethics can replace the thoughtful behavior of an ethical director, but such a code can focus attention on areas of ethical risk, provide guidance to help recognize and deal with ethical issues, and help to foster a culture of honesty and accountability. Our Board certifies their commitment to and compliance with the Code on an annual basis.

Code of Conduct

Our Code of Conduct applies to all of our employees and contractors and is designed to promote honest and ethical conduct and to articulate and provide guidance on our commitment to several key matters such as safety and health, protecting the environment, fair dealing, proper stewardship of our products, use of company resources, and accurate communication about our finances and products. It also addresses the many legal and ethical facets of integrity in business dealings with customers, suppliers, investors, the public, governments and the communities in which we live and where we do business. Our Code of Conduct has been translated into more than ten languages and is distributed to our employees world-wide, who certify their commitment to and compliance with the Code on an annual basis.

Code of Ethics for Senior Financial Officers

Our Code of Ethics for Senior Financial Officers is designed to promote honest and ethical conduct, proper disclosure of financial information, and compliance with applicable laws, rules and regulations by the Company’s officers and financial management. Our senior financial officers verify their commitment to and compliance with the Code on an annual basis.

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Board’s Role in Risk Oversight

Our Board has and exercises ultimate oversight responsibility with respect to enterprise risk and to the management of the strategic, operational, financial and legal risks facing the Company and its operations and financial condition. The Board is involved in setting the Company’s business and financial strategies and establishing what constitutes the appropriate level of risk for the Company and its business segments. Various committees of the Board also have responsibility for risk management.

The Board has delegated to its Audit Committee the responsibility to oversee financial risks and internal controls. It has delegated to its Nominating and Governance Committee the responsibility to oversee compliance risks and the effectiveness of the Company’s compliance programs.

The Compensation Committee is responsible for assessing the nature and degree of risk that may be created by our compensation policies and practices to ensure both their appropriateness of risk-taking and consistency with the Company’s business strategies. To conduct the assessment, the Committee, with the assistance of Frederick W. Cook & Co. Inc. (“FWC”), its independent compensation consultant, reviews the Company’s compensation policies and practices and, in particular, each of our incentive plans, eligible participants, performance measurements, parties responsible for certifying performance achievement, and sums that could be earned. The Committee determined at its February 2013 meeting that the Company’s compensation policies and practices do not encourage or create risk-taking that could be reasonably likely to have a material adverse impact on the Company.

Policy on Related Person Transactions

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), (each, a “related person”) has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship (a “related person transaction”), the related person must report the proposed related person transaction and the Board’s Nominating and Governance Committee (for purposes of this Section, the “Committee”) will review, and if appropriate, approve the proposed related person transaction. Any related person transaction that is ongoing in nature will be reviewed annually.

A related person transaction reviewed under the Policy will be considered approved or ratified if it is authorized by the Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Committee will review and consider: the approximate dollar value of the amount involved; the related person’s involvement in the negotiation of the terms and conditions, including the price of the transaction; the related person’s interest in the related person transaction; whether the transaction was undertaken in the ordinary course of our business; whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; the purpose of, and the potential benefits to us of, the transaction; and any other information regarding the transaction or the related person in the context of the proposed transaction that the Committee determines to be relevant to its decision to either approve or disapprove the transaction.

The Committee may approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is not inconsistent with the Company’s best interests. The Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of the Company’s annual consolidated gross revenues; and

•

a transaction that is specifically contemplated by provisions of the Company’s Certificate of Incorporation or Bylaws, such as a contract of indemnity.

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Related Person Transactions

During 2012, Messrs. Erikson and Fluor made personal use of Company-leased aircraft and reimbursed the Company for its aggregate incremental operating costs. Mr. Erikson’s reimbursements for flights taken in 2012 were $487,625, and Mr. Fluor’s were $219,963. Both the use and reimbursement were consistent with the Company’s policy regarding use of Company-leased aircraft for personal travel by directors and senior vice presidents and above, and Messrs. Erikson’s and Fluor’s use was approved and ratified by the Nominating and Governance Committee in accordance with the requirements of our Policy on Related Person Transactions.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised entirely of independent directors. None of the members of the Committee during fiscal 2012 or as of the date of this Proxy Statement is or has been an officer or employee of the Company and no executive officer of the Company has served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board.

Stock Ownership Guidelines

The Company has had stock ownership guidelines for its directors, and stock ownership requirements for its officers and other key executives, since 1996. The Board adopted these guidelines and requirements in order to align the economic interests of the directors, officers and other key executives of the Company with those of all stockholders and to further focus their attention on enhancing stockholder value. Under these guidelines, outside directors are expected to own shares of Common Stock within one year, and own shares of Common Stock with a value of at least $300,000 within three years, of their election to the Board. Officers and other key executives are required to own Common Stock having a value between two and six times their base salary, as is more fully described in “Executive Compensation — Compensation Discussion and Analysis — Stock Ownership Requirements” on page 48 of this Proxy Statement. Valuation for these purposes is calculated using current fair market value or cost, whichever is greater. Deferred stock units (“DSUs”) owned by directors and restricted stock units (“RSUs”) owned by officers and other key executives are included in the stock ownership calculation. All directors and officers are in compliance with the guidelines.

Hedging Policy

The Company has a written “Policy on Trades, Derivatives or Hedging Transactions, and Pledges by Directors, Officers and Key Employees” that, among other things, prohibits derivative or hedging transactions involving the Company’s Common Stock, or the use of the Common Stock as security, as collateral in a margin account, or as a pledge or other hypothecation.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Responsibilities

The primary responsibility of the Board is to exercise governance over the affairs of the Company and to establish delegations of authority to the Company’s management. It is also the Board’s responsibility to provide oversight, counseling and direction to the Company’s management from the perspective of the long-term interests of the Company and its stockholders. The Board’s and its committees’ responsibilities include: (a) reviewing and approving the Company’s major financial objectives and strategic and operating plans and actions; (b) overseeing the conduct of the Company’s business to evaluate whether it is being properly managed; (c) selecting and regularly evaluating the performance of the CEO; (d) planning for succession with respect to the position of CEO and monitoring management’s succession planning for other senior executives; (e) setting the compensation of the Company’s executive officers; (f) overseeing the processes for maintaining the Company’s integrity with regard to its financial statements and other public disclosures; and (g) overseeing the Company’s compliance with laws and ethics as well as the Company’s compliance programs and policies.

The Board has instructed the CEO, working with the Company’s other executive officers, to manage the Company’s business in a manner consistent with all applicable laws and regulations, the Company’s standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The CEO and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.

Our directors monitor the Company’s business and affairs through Board and Board Committee meetings, background and informational materials, presentations provided to them on a regular basis, and meetings with officers and employees of the Company.

Board Committees

Each of these Committees is composed entirely of independent directors. Membership of the Committees is as follows:

Audit	Compensation	Nominating and Governance
Michael E. Patrick, Chair	Peter J. Fluor, Chair	David Ross, Chair
Douglas L. Foshee	C. Baker Cunningham	C. Baker Cunningham
James T. Hackett	Michael E. Patrick	Jon Erik Reinhardsen
Rodolfo Landim	Bruce W. Wilkinson	Bruce W. Wilkinson
David Ross

Our Board of Directors currently has, and appoints the members of, three permanent Committees of the Board: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of these Committees operates pursuant to a written charter which can be found in the “Governance” section of our website at www.c-a-m.com. As stated earlier, documents and information on our website are not incorporated herein by reference. These documents are also available in print from the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas, 77027.

The Audit Committee reviews and approves the Company’s financial statements and earnings releases, oversees the internal audit function and reviews the Company’s internal accounting controls. The Audit Committee oversees the implementation of the Company’s compliance policies and programs and reviews compliance matters and concerns. The Audit Committee has the sole authority to appoint, review and discharge our independent registered public accountants. The Report of the Audit Committee begins on page 33 of this Proxy Statement.

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The Compensation Committee is responsible for developing our non-employee director compensation program. It is also responsible for the compensation plans and decisions for all executive officers. With respect to the CEO, the Committee is provided the performance review of the CEO conducted annually by the Nominating and Governance Committee and confers with all other independent directors in Executive Session before making its compensation decisions regarding the CEO. The Compensation Committee determines the compensation of the other executive officers. It also oversees the compensation program for non-executive officers and employees and supervises and administers the compensation and benefits policies and plans of the Company. The Compensation Committee is assisted in these matters by an independent compensation consultant, hired by and serving at the pleasure of the Committee. The Compensation Committee also oversees executive development and succession planning, though sharing the responsibility for succession planning for the CEO with the Nominating and Governance Committee. A description of the Committee’s role in determining executive compensation, including the CEO’s compensation, and its use of an independent compensation consultant, is contained in “Executive Compensation — Compensation Discussion and Analysis,” which appears on pages 41-42 of this Proxy Statement. A description of the Committee’s role in determining non-employee director compensation is contained in “Director Compensation,” which appears on page 31 of this Proxy Statement.

The Nominating and Governance Committee is responsible for developing, reviewing and monitoring compliance with the Company’s policies and practices relating to corporate governance, including the Company’s Corporate Governance Principles, and for monitoring compliance with corporate governance rules and regulations, including the Company’s Policy on Related Person Transactions, and serves as the Company’s nominating committee. The Nominating and Governance Committee annually reviews the performance of the CEO, and, along with the Compensation Committee, is responsible for succession planning for the CEO. The Nominating and Governance Committee is responsible for reviewing and recommending to the Board director nominees, recommending committee assignments and conducting an annual review of Board effectiveness. The process for reviewing and recommending director nominees is described in “Director Selection Process” on page 12 of this Proxy Statement. The Nominating and Governance Committee is responsible for overseeing the Company’s compliance policies and program.

Board Leadership Structure

Chairman of the Board and Chief Executive Officer Positions. The Board believes it may be desirable and in the best interests of the Company to combine these positions or to separate them depending upon the circumstances. These positions were separated in 2008 to ensure an orderly transition when our Board appointed Mr. Moore, our then Chief Operating Officer, as CEO, and our former Chairman and CEO, Mr. Erikson, continued as Chairman of the Board. Effective May 3, 2011, these positions were once again combined when Mr. Erikson stepped down as Chairman and Mr. Moore was elected our Chairman as well as our CEO. The Board believes that the interests of the Company and its stockholders are best served by having these positions combined at the present time.

Lead Director. The Board has elected a lead director annually since 2003 to preside over the Executive Sessions of the independent directors and to serve as the focal point for communications between the Board as a whole and management. The Board is of the opinion that it is appropriate to have a lead director whether the positions of Chairman and CEO are combined or separated. The Board elected Mr. David Ross as Lead Director for the Board to serve from May 2012 to May 2013. Mr. Ross is also Chairman of the Nominating and Governance Committee.

Director Independence

Our Board believes that a majority of our directors should be independent, as defined under the standards adopted by the NYSE. The Board makes an annual determination as to the independence of each of the directors. Under the NYSE standards, no director can qualify as independent if, among other things, the director or any immediate family member is a present or former employee of the Company or its independent registered public accountants, or has been a director or executive officer of a competitor of the Company. Additionally, no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company that might interfere with the exercise of his or her independence from management and the Company.

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In evaluating each director’s independence, the Board considers all relevant facts and circumstances in making a determination of independence. In particular, when assessing the materiality of a director’s relationship with the Company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. In its determination of independence, the Board reviewed and considered all relationships and transactions between each director, his family members or any business, charity or other entity in which the director has an interest, and the Company, its affiliates, or any entity in which the Company’s senior management has an interest. As a result of this review, and based on the NYSE standards of independence, the Board affirmatively determined that Messrs. Cunningham, Fluor, Foshee, Hackett, Landim, Patrick, Reinhardsen, Ross and Wilkinson are independent from the Company and its management. In addition, the Board affirmatively determined that each of the members of the Audit Committee, Messrs. Foshee, Hackett, Landim, Patrick, and Ross, are independent under the additional standards for audit committee membership under Securities and Exchange Commission (“SEC”) rules. Messrs. Erikson and Moore are not independent directors as Mr. Erikson was an employee of the Company until April 1, 2008, and Mr. Moore is currently an employee.

In connection with its determination as to the independence of directors, the Board considered ordinary course transactions between the Company and other companies for which our directors serve as executive officers. In particular, the Board considered that Mr. Hackett is Executive Chairman of the Board of Anadarko Petroleum Corporation and that, during 2012, Anadarko made payments for products purchased from the Company of approximately $22 million. These payments represent approximately 0.26% of the Company’s consolidated gross revenues for 2012, and approximately 0.17% of Anadarko’s. The Board has concluded that these transactions and relationship did not adversely affect Mr. Hackett’s ability or willingness to act in the best interests of the Company and its stockholders or otherwise compromise his independence during 2012. The Board took note of the fact that these transactions were on standard terms and conditions and that neither company was afforded any special benefits. For these reasons, and the fact that Mr. Hackett had no involvement in negotiating the terms of the purchases or interest in the transactions, these purchases were not submitted to our Nominating and Governance Committee for review under our Policy on Related Person Transactions described above.

Meetings and Meeting Attendance

The Board and its Committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board and Committee agendas include regularly scheduled Executive Sessions for the independent directors to meet without management present. The Board’s Lead Director leads the Executive Sessions of the Board, and the Committee Chairs lead those of the Committees. The Board has delegated various responsibilities and authority to the Board Committees as described in this section of the Proxy Statement. Committees regularly report on their activities and actions to the full Board. Board members have access to all of the Company’s employees outside of Board meetings. Board members periodically visit Company sites and events worldwide and meet with local management of those sites and events.

During 2012, our Board of Directors held eleven meetings; the Audit Committee held nine meetings; the Compensation Committee held six meetings; and the Nominating and Governance Committee held five meetings. Attendance for all such meetings was 98%. Each director is expected to make a reasonable effort to attend all meetings of the Board, all meetings of the Committees of which such director is a member, and the Company’s annual meeting of stockholders. All of the directors attended the Company’s 2012 annual meeting of stockholders.

Communicating with the Board

Any interested party desiring to communicate with our Board of Directors or any individual director may send a letter addressed to our Board of Directors as a whole or to individual directors, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027. The Corporate Secretary has been instructed by the Board to screen the communications and promptly forward those to the full Board or to the individual director specifically addressed therein.

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Internet Access to Principles, Codes and Policies

Our Corporate Governance Principles, Codes and Policies described above are available for review on our website at www.c-a-m.com in the “Governance” and “Compliance” sections. Documents and information on our website are not incorporated herein by reference.

DIRECTOR COMPENSATION

The compensation program for our non-employee directors has been developed by the Compensation Committee after consideration of the recommendations and competitive market data provided by FWC, an independent compensation consultant, whom the Compensation Committee has retained as its independent consultant. The program has been approved by the full Board. The following sets out the components of the compensation program for our non-employee directors. Employee directors receive no additional compensation for serving on our Board:

Equity Grant Upon Initial Election*	$250,000
Annual Board Retainer	$50,000
Annual Equity Grant	$250,000
Lead Director Retainer	$25,000
Annual Committee Chair Retainer:
(Audit Committee)	$20,000
(Compensation Committee)	$15,000
(Nominating and Governance Committee)	$10,000
Board/Committee Meeting Fee	$2,500
Telephonic Meeting Fee	$1,000

*

If a director’s election occurs between annual meetings of stockholders, the value of the Equity Grant Upon Initial Election will be a pro-rata portion of the grant value equal to the remaining balance of the board year (e.g., months until next annual meeting of stockholders).

Equity Grants, both the Initial and Annual, are made in the form of DSUs. One quarter of each year’s Annual Equity Grant is earned and vests at the end of each quarter of service as a director during that year. Vested DSUs are payable in Common Stock at the earlier of three years from the grant date or the end of Board tenure, unless electively deferred by the director for a longer period. Directors may elect to receive their Board and Committee Chair retainers in cash or defer them under our Deferred Compensation Plan for Non-Employee Directors. Deferral can be made for such periods of time as selected by the director and can be made into Common Stock or cash, at the director’s election. No above-market interest, as defined for purposes of the SEC’s proxy reporting rules, is credited or paid on cash deferrals.

Directors are eligible to use Company-leased aircraft for personal travel, provided they reimburse the Company for the incremental operating cost to the Company of any such use. Spouses of directors are invited to the Company’s annual off-site Board meeting. Directors are reimbursed by the Company for the cost of their spouses’ travel to and from the meeting.

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The following table provides compensation information for 2012 for each non-employee director:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings(2)	All Other Compensation ($)	Total ($)
C. Baker Cunningham	$91,500		250,000	-0-	-0-	-0-	-0-	$341,500
Sheldon R. Erikson	$66,000		250,000	-0-	-0-	-0-	-0-	$316,000
Peter J. Fluor	$95,500	(3)	250,000	-0-	-0-	-0-	-0-	$345,500
Douglas L. Foshee	$81,500		250,000	-0-	-0-	-0-	-0-	$331,500
James T. Hackett	$31,333		192,500	-0-	-0-	-0-	-0-	$223,833
Rodolfo Landim	$81,000		250,000	-0-	-0-	-0-	-0-	$331,000
Michael E. Patrick	$130,886		250,000	-0-	-0-	-0-	-0-	$380,886
Jon Erik Reinhardsen	$87,500		250,000	-0-	-0-	-0-	-0-	$337,500
David Ross	$110,750		250,000	-0-	-0-	-0-	-0-	$360,750
Bruce W. Wilkinson	$91,500		250,000	-0-	-0-	-0-	-0-	$341,500

(1)

The amounts in the “Stock Awards” column represent the grant date fair market value of the shares underlying the DSUs, which was $48.56 per share. Each director held 2,574 unvested DSUs, except Mr. Hackett who held 2,482 unvested DSUs, at year-end. Under the terms of the 2005 Equity Inventive Plan, Annual Equity Grants are made the day following the Annual Meeting of Stockholders. The 2012 Annual Equity Grants were made on May 12, 2012.

(2)

While our directors are entitled to elect to defer their retainers, they may defer them only into cash or Common Stock under the Deferred Compensation Plan for Non-Employee Directors. The cash is invested in funds substantially the same as those offered under our employees’ qualified 401(k) plan.

(3)

In 2012, Mr. Fluor deferred $65,000, of the $95,000 earned, under the Deferred Compensation Plan for Non-Employee Directors.

PROPOSAL 2    RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2013

Ernst & Young LLP has served as the Company’s independent registered public accountants since 1995. The Audit Committee has appointed Ernst & Young LLP as independent registered public accountants for the Company for 2013, subject to the ratification of such appointment by the stockholders. A vote will be held on a proposal to ratify this appointment at the Meeting. While there is no legal requirement that this proposal be submitted to stockholders, the Board believes that the selection of independent registered public accountants to audit the financial statements of the Company is of sufficient importance to seek stockholder ratification. In the event a majority of the votes cast is not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

It is expected that representatives of Ernst & Young LLP will be present at the Meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. These representatives will have the opportunity to make a statement if they desire.

The fees billed by Ernst & Young LLP for services rendered for 2011 and 2012 are set out on page 35 of this Proxy Statement.

The Board recommends that stockholders vote “FOR” the ratification of this appointment.

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AUDIT-RELATED MATTERS

Report of the Audit Committee

The Audit Committee of the Board is composed of five directors, independent and otherwise qualified, as required by the New York Stock Exchange (“NYSE”), and operates under a written charter approved by the Board and available for review on our website.

Management is responsible for the adequacy of the Company’s financial statements, internal controls and financial reporting processes. The independent registered public accountants are responsible for: (1) performing an independent audit of the Company’s consolidated financial statements and expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted accounting principles in the United States and (2) expressing their opinion as to the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices and reliability of the financial reports of the Company.

The functions of the Audit Committee are focused primarily on four areas:

(1)

The quality and integrity of the Company’s financial statements

(2)

The scope and adequacy of the Company’s internal controls and financial reporting processes

(3)

The independence and performance of both the Company’s internal auditors and of its independent registered public accountants

(4)

The Company’s compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company

The principal functions of the Audit Committee include:

(1)

Selecting the independent registered public accountants, and approving the scope, timing and fees of the annual audit as well as approving, in advance, any non-audit services to be provided by the independent registered public accountants

(2)

Reviewing the scope and adequacy of the internal audit function, plans and significant findings

(3)

Meeting with management and with the independent registered public accountants to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company’s financial and auditing personnel and resources, systems controls and security

(4)

Meeting with management and the internal auditors and independent registered public accountants to review the Company’s internal controls, including computerized information

(5)

Reviewing the Company’s financial statements and earnings releases prior to filing

(6)

Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements

(7)

Overseeing the Company’s compliance policies and programs, and meeting with management to review their adequacy and effectiveness

(8)

Conferring independently with the internal auditors and the independent registered public accountants in carrying out these functions

To be in a position to accept the Company’s 2012 consolidated financial statements, the Audit Committee took a number of steps:

•

Approved the scope of the Company’s internal and independent audits

•

Met with the internal auditors and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting

•

Reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, and received management’s representation that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles

•

Discussed with our independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 114, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, estimates and financial statements and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States

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•

Discussed with our independent registered public accountants their independence from management and the Company, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the auditors’ independence

Based on the Audit Committee’s discussions with management, the director of internal audit and our independent registered public accountants, and the Committee’s review of the representations of management and reports of our independent registered public accountants to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

AUDIT COMMITTEE,

Michael E. Patrick, Chairman

Douglas L. Foshee

James T. Hackett

Rodolfo Landim

David Ross

Audit Committee Financial Experts

Our Board has determined that all five of the members of our Audit Committee, Messrs. Foshee, Hackett, Landim, Patrick, and Ross, are “audit committee financial experts” as that term is used in SEC regulations.

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Principal Accounting Firm Fees

The following table sets forth the U.S. dollar equivalent fees billed or to be billed by the Company’s principal accounting firm, Ernst & Young LLP, for services rendered for the years ended December 31, 2012 and 2011.

	Year Ended December 31
	2012 ($)	2011 ($)
Audit Fees(1)	4,427,443	3,967,801
Audit Related Fees:
Benefit plan audits	91,055	43,280
Other	153,735	—
	244,790	43,280
Tax Fees: Tax compliance, consulting and advisory services	1,630,506	1,423,131
All Other Fees: Other permitted advisory services	—	—
TOTAL	6,302,739	5,434,212

(1)

Included within Audit Fees are services for the Company’s annual audit and internal control audit, quarterly reviews, filings of various registration statements and international statutory audits required by various government authorities.

The Audit Committee performs an annual review and approves the scope of services and proposed fees of the Company’s principal accounting firm. Any projects not specifically included in this approval will be reviewed and approved in advance by the Chairman of the Audit Committee and will be reviewed by the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee also considered whether the provision of services, other than audit services, is compatible with maintaining the accounting firm’s independence.

Pre-approval Policies and Procedures

An Audit Committee policy requires advance approval of all audit and audit-related services as well as tax and other services performed by the independent registered public accountants. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accountant is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next scheduled meeting.

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ADVISORY VOTE ON THE COMPANY’S 2012 EXECUTIVE COMPENSATION

PROPOSAL 3    PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S 2012 EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables stockholders, on an advisory basis, to vote on whether they approve the compensation of our executive officers as described in this Proxy Statement. This vote is commonly referred to as a “Say-on-Pay” vote. This Act requires an advisory vote to be conducted at least every three years. Our stockholders expressed a preference for an annual advisory vote at our Annual Meeting in 2011. In accordance with this preference, we are providing our stockholders the opportunity to cast an advisory vote on 2012’s executive compensation. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s annual meeting in 2014.

As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” (the “CD&A”) below, our executive compensation programs are designed to align the interests of our named executive officers with the interests of stockholders. Under these programs, our executive officers are rewarded for the achievement of specific annual, long-term corporate and strategic goals and the increase in stockholder value. Please read the “Compensation Discussion and Analysis” beginning on page 37 for additional details about our executive compensation programs.

The Compensation Committee continually reviews the compensation programs for the executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with stockholders’ interests and current market practices. Please see the Summary to our CD&A on pages 37-38 for a description of decisions taken and changes made to our executive compensation program during 2012 as a result of these reviews.

A significant part of our executive compensation is performance-based, linking pay to the Company’s financial results. Performance-based compensation made up more than 70% of our CEO’s 2012 total compensation and more than 60% of our other NEOs total compensation. In 2012, the performance measures for our annual incentive awards were: earnings per share, excluding special charges; cash flow from operations for corporate officers; and business unit earnings before interest and taxes and business unit cash flow for officers responsible for operating units; safety improvements; and progress made in the implementation of the Company’s Business Transformation Program. The Company also provides a significant part of executive compensation in long-term equity incentives in the form of stock options, which have value only to the extent of an increase in the value of our Common Stock, and in the form of Performance-Based Restricted Stock Units (“PRSU”), which are not earned unless performance targets are met or exceeded and do not vest, absent the exceptions described on page 53, earlier than three years after the award is made. The performance measures for our 2012 PRSUs were return on invested capital (“ROIC”) and TSR

We are requesting your approval of 2012 compensation of our NEOs as described in this Proxy Statement, including under “Executive Compensation — Compensation Discussion and Analysis,” and in the compensation tables and the related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

This Say-on-Pay vote is advisory, and therefore is not binding on the Company, the Board or the Compensation Committee. The final decision on the compensation and benefits of our NEOs remains with the Board and the Compensation Committee. However, the Board and the Compensation Committee value your opinion as a stockholder, and, to the extent there is any significant vote against the NEO compensation, the Board and the Committee will consider the stockholders’ concerns, and the Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends a vote “FOR” the approval of the Company’s 2012 executive compensation.

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EXECUTIVE COMPENSATION

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis included in the Company’s 2013 Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on these reviews and discussions, we recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE,

Peter J. Fluor, Chairman

C. Baker Cunningham

Michael E. Patrick

Bruce W. Wilkinson

Compensation Discussion and Analysis

This section explains our executive compensation philosophy and practices and, in particular, those for our named executive officers or “NEOs.” Our NEOs are our Chief Executive Officer and Chief Financial Officer, as well as our three most highly compensated executive officers in 2012.

The following is a list of our NEOs by name and position for 2012:

Name	Position
Jack B. Moore	President and Chief Executive Officer
Charles M. Sledge	Senior Vice President and Chief Financial Officer
John D. Carne	Executive Vice President, and Chief Operating Officer*
William C. Lemmer	Senior Vice President and General Counsel
James E. Wright	Senior Vice President and President, Valves and Measurement

*

Mr. Carne resigned as Chief Operating Officer, effective January 31, 2013. He will become Chief Executive Officer of OneSubsea, the Company’s subsea joint venture with Schlumberger Limited, upon its creation following regulatory clearances.

Summary

Our executive compensation philosophy is rooted in the belief that the most effective executive compensation program is one designed to encourage and reward achievement of specific annual, long-term and strategic goals. The design of our program reflects this belief and is intentionally weighted in favor of performance-based compensation. This emphasis on performance is achieved by making a significant portion of our executive compensation variable compensation, so that competitive median can be earned only by performance that meets established goals. The goal of our executive compensation program is to align the interests of our executive officers with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective being the increase in stockholder value.

The total direct compensation of our executives is a mix of base salary, annual incentive compensation, and long-term incentives. We believe we have an appropriate balance between fixed and variable pay, cash and equity, corporate and business unit goals, and financial and non-financial goals. The benefits provided to our executive officers are the same as those broadly available to all our U.S. salaried employees, except for a nonqualified deferred contribution plan made available to more highly compensated employees, including executives and NEOs. This plan restores benefits lost due to federal tax limitations using the same funding formula used for eligible employees. Perquisites include only financial planning services and the opportunity for senior vice presidents and higher ranked officers to use Company-leased aircraft for personal travel provided they reimburse the Company for incremental operating costs.

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KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

WE DO	WE DO NOT
Tie a Majority of Executive Compensation To Performance	Have Employment Contracts
Have Oversight By Independent Compensation Committee	Provide a Supplemental Executive Retirement Plan (SERP)
Receive Guidance From Independent Executive Compensation Consultant	Provide Significant Perquisites
Provide Tax Gross-Ups*
Have Time-Based Vesting Requirements For Earned Performance-Based Restricted Stock Units
Require Significant Stock Ownership
Have Compensation Clawback
Prohibit Stock Loans, Pledges & Hedging Transactions
Have Double-Trigger Change In Control Severance Agreements
Conduct Annual “Say-On-Pay” Votes
* Other than to change-of-control benefits for executives hired or promoted to executive-level before 2009.

In 2012, our Compensation Committee made a number of decisions affecting 2013 executive compensation:

•

Reduced the target value of long-term equity awards to median competitive market levels;

•

Increased the portion of 2013 Performance Restricted Stock Units (“PRSUs”) subject to a Total Shareholder Return (“TSR”) goal from the 2012 level of 25% to 50%, reducing those subject to a Return on Invested Capital (“ROIC”) goal from 75% to 50%;

•

Added 6 companies to the 9 companies which comprised our 2012 compensation peer group, placing Cameron close to the median of the peer group in general size, and making our peer group more broadly representative, while lowering the median peer compensation levels by 16% for our CEO and by 2% to 18% for each of our other NEOs, other than the COO whose was raised by 8%; and

•

Divided executive officers into two different compensation groups permitting differing treatment of vesting of long-term equity grants upon termination and upon a change in control, limiting the higher tier to our NEOs and certain other executive officers.

The remainder of the Compensation Discussion and Analysis is organized into five parts, as follows:

Part I	—	Company Performance
Part II	—	Executive Compensation Objectives and Design
Part III	—	Roles and Responsibilities
Part IV	—	Executive Compensation Decision-Making Process
Part V	—	Executive Compensation Elements and Mix
Part VI	—	Other Matters Affecting Our Executive Compensation

Part I — Company Performance

Cameron had an excellent year in 2012. We achieved record highs in orders, revenues, net income, and earnings per share, and year-over-year increases in our operating cash flow, year-end share price and TSR. Please see the performance graphs comparing 2012 to the five previous years in the Proxy Summary Information on page 3 of this Proxy Statement.

Our TSR not only increased 15% year-over-year, but also outperformed the weighted average TSR of both our 2012 and 2013 compensation peer groups.

The following table shows a comparison of our TSR with that of the weighted average TSR of our 2012 and 2013 compensation peer groups and the S&P 500 for 2012 and the five previous years, along with a comparison of our CEO’s total compensation from year-end 2008, the year during which he became our CEO. The second table shows the same comparison with our four other NEOs’ average compensation over the same period.

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COMPARISON OF CEO COMPENSATON VS. TSR

Indexed TSR
CEO Compensation
In $ millions
150
100
50
0
12.5
10.0
7.5
5.0
2.5
0.0
2007
2008
2009
2010
2011
2012

	2007	2008	2009	2010	2011	2012
CEO Compensation	-	4,874	8,183	9,370	7,348	9,652
CAM	100	43	87	105	102	117
S&P 500	100	62	76	86	86	97
Peer Group 2012	100	40	68	93	81	84
Peer Group 2013	100	42	73	98	88	98

COMPARISON OF NEOS’ (OTHER THAN CEO) AVERAGE COMPENSATION VS. TSR

Indexed TSR
Average NEO Compensation *In $ millions*
150
100
50
0
5
4
3
2
1
0.0
2007
2008
2009
2010
2011
2012

	2007	2008	2009	2010	2011	2012
NEO Compensation	2,331	2,648	2,945	3,398	2,540	3,451
CAM	100	43	87	105	102	117
S&P 500	100	62	76	86	86	97
Peer Group 2012	100	40	68	93	81	84
Peer Group 2013	100	42	73	98	88	98

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Part II — Executive Compensation Objectives and Design

Purpose. The purpose of our executive compensation program is to provide us with a means to:

•

Attract, retain and motivate qualified executives to lead and manage the business and affairs of the Company,

•

Provide performance-based cash and stock incentives to encourage and reward achievement of the Company’s annual goals and long-term and strategic objectives, and

•

Provide a competitive total compensation package that recognizes and rewards the Company’s performance against its goals and objectives as well as the individual’s performance and contributions to the Company.

Pay-For-Performance. Our executive compensation program is designed to align our compensation goals with the operating and performance goals and metrics chosen for the purpose of driving longer-term stockholder value creation by making a significant portion of total direct compensation contingent upon performance. Our NEOs’ targeted total direct compensation can be earned only if performance targets established by the Compensation Committee are met. The elements of our executive compensation that pay only against performance are the:

•

Annual Incentive Plan. Our Management Incentive Compensation Plan (“MICP”) rewards performance against annual performance goals.

•

Performance Restricted Stock Unit Awards. PRSUs reward performance against ROIC and TSR goals.

•

Stock Options. Stock options reward share price appreciation.

We consider these elements of executive compensation to be “at risk,” or performance-based compensation, because neither our annual incentives nor our performance-based equity awards can be earned unless pre-determined levels of performance are achieved against approved goals, and our stock options provide value only to the extent that there is an increase in the value of our Common Stock during the option term.

The following charts show that over 70% of the 2012 total direct compensation actually earned by our CEO, and over 60% of the average of that actually earned by our other NEOs, was performance-based compensation:

Targeted To Median. Our program targets the level of cash compensation (made up of base salaries and annual incentives) and long-term equity incentive grant value at the median of what the Compensation Committee and its independent compensation consultant consider to be “competitive market levels”. The Committee considers these “competitive market levels” to be the appropriate guidepost for achieving our compensation objectives. A “competitive market level” is developed annually for each executive officer by the Committee’s independent compensation consultant and set out in its annual Report on Executive Compensation to the Compensation Committee. It is developed by comparing each executive officer’s compensation with that of officers in similar positions with our peer companies and with those in the manufacturing industry in general. Peer group data is taken from SEC filings and industry data is from Towers Watson and Aon Hewitt compensation surveys. In the case of our CEO, Chief Operating Officer and Chief Financial Officer, peer company data is given a 75% weighting and industry data a 25% weighting; for our fourth highest NEO, peer company data and industry data are weighted 50% each; and for the fifth NEO, the weighting is 25% and 75%. Different weightings are employed to reflect the comparability of the position matches at each level, as the more a comparable position appears in peer SEC filings, the greater the weight given peer data.

The industry data is lower than peer group data, resulting in the Company’s “competitive market levels” being lower than if derived from peer data alone.

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Peer Group. The peer group used by the Committee when making “competitive market-level” comparisons is composed of publicly traded oil services and equipment manufacturing companies selected because they are generally of similar size and complexity, and are those companies with whom we compete in the labor market to attract and retain qualified executives. They include, but are not limited to, the same companies which we use for performance comparisons in our Annual Report.

The peer group used in 2011 for decisions affecting 2012 compensation was composed of the following nine companies, as selected and approved by the Compensation Committee taking into account the recommendations made by the Committee’s independent compensation consultant:

Baker Hughes Incorporated	National Oilwell Varco, Inc.
FMC Technologies, Inc.	Schlumberger Limited
Halliburton Company	Transocean Ltd.
McDermott International, Inc.	Weatherford International Ltd.
Nabors Industries, Inc.

In 2012, the Committee added six companies to our Compensation peer group for the reasons stated in the Summary to this Section. This expanded peer group was used for decisions affecting 2013 compensation. This expanded peer group, with the companies added indicated in bold type, is set out below.

Baker Hughes Incorporated	Nabors Industries, Inc.
Diamond Offshore Drilling	National Oilwell Varco, Inc.
Dover Corporation	Noble Corporation
Ensco plc	Parker-Hannifin Corporation
Flowserve Corporation	Schlumberger Limited
FMC Technologies, Inc.	Transocean Ltd.
Halliburton Company	Weatherford International Ltd.
McDermott International, Inc.

Nine of the fifteen companies in our compensation peer group are included, along with us, in the Philadelphia Oil Service Sector Index (OSX). The 2011 peer group companies not included in the OSX are FMC Technologies Inc. and McDermott International, Inc. and, in the 2012 expanded peer group, are Dover Corporation, Ensco plc, Flowserve Corporation and Parker-Hannifin Corporation. These companies were included because they are manufacturing companies serving the same or similar markets as Cameron. Two OSX companies not included in our peer groups, Lufkin Industries, Inc. and Oceaneering, International Inc., were not included because they are in sufficiently different businesses from us that the Committee does not consider them peers, and the three others, Noble Corporation, Rowan Companies, Inc. and Tidewater, Inc., were not included even though they share some business characteristics with the Company because they are drilling companies and the Committee concluded that including them would cause drilling companies to be over weighted in the overall group at the expense of manufacturing companies. The Committee views the former and current peer group appropriate for the purpose of benchmarking executive compensation. For purposes of benchmarking Cameron’s company performance, however, other peer groups have been deemed more appropriate. For example, the peer group established for purposes of benchmarking Cameron’s TSR is the OSX index itself. The TSR goal and the use of the OSX as the comparison for the relative TSR performance of the Company is discussed in “Long-term Incentives — Performance Awards” on pages 46-48 of this Proxy Statement.

Part III — Roles and Responsibilities

Role of the Compensation Committee. The Compensation Committee makes all compensation decisions regarding executive officers of the Company, including our NEOs, except in the case of our CEO. The Committee confers with all the other independent directors in Executive Session of the Board before making its decisions regarding the compensation of our CEO.

The following are the principal functions of the Committee with respect to executive compensation:

•

Establishes compensation policies and reviews them to determine whether they (i) adequately support business goals and objectives or (ii) encourage inappropriate behavior from a risk perspective that could have a material adverse effect on the Company

•

Approves peer group selection criteria and selects the companies included in our peer group

•

Sets the CEO’s compensation, giving consideration to the performance evaluation of the CEO conducted by the Nominating and Governance Committee, competitive data and the recommendation of the Committee’s independent compensation consultant

•

Sets the other executive officers’ compensation, giving consideration to performance evaluations provided by the CEO, competitive data and the recommendation of the Committee’s independent compensation consultant

•

Oversees administration of our annual incentive plan and (i) establishes eligible classes of participants, (ii) sets performance goals, (iii) approves minimum, target and maximum awards and (iv) certifies attainment of goals and approving any payouts

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•

Oversees administration of our long-term incentive plan, including (i) determining the total number of shares available for grant, (ii) establishing the award guidelines to be used when determining the amount and mix of individual awards, (iii) making grants to executive officers and key employees and (iv) authorizing the number of shares available for grant to other employees

•

Exercises oversight responsibility for our severance policies and any individual employment and severance arrangements

•

Reviews and enforces compliance with our stock ownership guidelines

•

Reviews and approves our executive benefits and perquisites

Role of Independent Compensation Consultant. The Compensation Committee is assisted by an independent compensation consultant retained by the Committee on an annual basis. FWC is currently serving in that role. The independent compensation consultant reports to and acts at the direction of the Compensation Committee. FWC provides no services for management or the Compensation Committee that are unrelated to duties and responsibilities of the Committee.

FWC prepared the 2012 Report on Executive Compensation, an annual review of our executives compensation program, for the Compensation Committee. The Report focuses on the Company’s executive compensation program’s effectiveness in supporting our business strategy, and its reasonableness and competitiveness as compared to the compensation practices of our peer group and other manufacturing companies. It covers each element of total compensation of executive officers, and compares them to data gathered from proxy statements and SEC filings of our peer group companies and from a compensation survey of the manufacturing industry conducted by Towers Watson and Aon Hewitt Associates. It calculates competitive market levels of compensation for each executive officer. It analyzes the cost and potential dilution to our stockholders of equity incentives and compares them to those of our peer group, and reports on the carried interest equity ownership of each of the executive officers, including both shares owned directly and owned indirectly through outstanding equity grants.

Independence of Compensation Consultant. The Compensation Committee has the sole authority to retain or terminate its compensation consultant. The compensation consultant’s role with the Company is limited to executive compensation matters and no such services are performed unless at the direction of and/or with the approval of the Committee. In connection with its engagement of FWC, the Committee considered various factors bearing on FWC’s independence, including the amount of fees paid by the Company to FWC in 2012 and the percentage of FWC’s total revenues they represented; FWC’s policies and procedures for preventing conflicts of interest and compliance therewith; any personal and business relationship of any FWC personnel with any of our Committee members or executive officers; and FWC’s policies prohibiting stock ownership by FWC personnel engaged in any Company matter and the compliance therewith. After reviewing these factors, the Committee determined that FWC is independent and that its engagement did not present any conflict of interest.

Role of CEO in the Compensation Decision Process. Our CEO periodically reviews the performance of other executive officers, including the other NEOs, with the Committee for the Committee’s use when making decisions regarding compensation and other matters, including succession planning. He submits proposals on performance objectives for annual incentive compensation and for long-term incentive grant values. He offers recommendations to the Committee on executive compensation program design and on compensation components for individual executive officers. Our CEO also regularly attends Compensation Committee meetings and provides his perspectives, judgment and recommendations on matters being considered by the Committee.

Part IV — Executive Compensation Decision-Making Process

Advisory Vote On Executive Compensation. When considering the executive compensation program and executive compensation decisions, the Committee takes into account the most recent stockholder advisory vote on executive compensation and the comments and policies of stockholders and proxy advisory firms expressed in conjunction with the vote or otherwise. The 2012 advisory vote passed with 97% of the votes cast. In 2011, our stockholders expressed a preference for an annual advisory vote on executive compensation and the Committee and the Board have approved and included an advisory vote for this year’s Annual Meeting.

Tally Sheets. In addition to a review of the Report on Executive Compensation, each year the Compensation Committee reviews a “tally sheet” that itemizes the total compensation of each of our executive officers, including the NEOs, for the past two years and the estimated minimum, target and maximum total compensation that could be earned by each during the current year depending on whether, and to what extent, performance-based compensation is earned. The Committee considers the appropriateness and the amounts of each element, the mix of the elements and the overall amount of total compensation when making its decisions on both the compensation program as a whole and the compensation to be paid each executive for the coming year.

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Risk Considerations. Our compensation philosophy is to emphasize pay-for-performance and to place a significant amount of total compensation at risk for the reasons discussed above. When considering the executive compensation program and executive compensation decisions, the Committee selects operational and strategic goals that will drive performance over time in order not to focus too heavily on short-term goals. Additionally, the Committee has adopted stock ownership requirements and a clawback policy and has placed time-vesting requirements on earned PRSUs. Additionally, as explained in Board’s Role in Risk Oversight on page 26 of this Proxy Statement, the independent compensation consultant and the Committee perform an annual assessment of our compensation policies and practices, to include all incentive programs, to determine whether the risks arising from these policies and practices could be considered reasonably likely to have a material adverse effect on the Company. Based on their review, the independent compensation consultant and the Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have such an effect.

Other Considerations. When making compensation decisions with respect to executive officers, including our NEOs, in addition to the items discussed above, the Committee also considers:

•

level of responsibilities and impact on Company results of each executive

•

skill and experience needed to fulfill his or her responsibilities

•

effectiveness in discharging his or her responsibilities

•

level of his or her achievement of goals and objectives

•

performance of the Company in relation to its peer group

•

compensation levels and practices of companies with whom we compete for talent

•

total compensation of each executive position as compared with the compensation for a like position within our peer group and, in order to gain a broader perspective of the range of competitive reasonableness, within the larger category of the manufacturing industry in general

•

analyses prepared by and recommendations of the Committee’s independent compensation consultant regarding the appropriate amount and mix of compensation for each executive

•

recommendations of our CEO (except for his own position)

•

internal equity based on the impact of relative duties, responsibilities, position and performance within the Company

Part V — Executive Compensation Elements and Mix

Base Salary. Each of our executives receives a base salary for services rendered during the year. Base salaries are paid to provide executive officers with a market-competitive minimum level of annual earnings. Base salary ranges are determined for each executive position based on job responsibilities, required experience, general market competitiveness and internal comparisons. Base salaries, along with all other elements of compensation, are reviewed annually by the Committee, giving consideration to:

•

total compensation as itemized in the “tally sheets”

•

any changes in levels of responsibility

•

the performance of the executive and his or her contributions to the overall performance of the Company

•

the annual competitive review of executive compensation prepared by the Committee’s independent compensation consultant

•

an internal review of the executive’s compensation relative to base salaries of other executive officers

The Compensation Committee reviews base salaries at its Fall meeting, with any change approved at this meeting taking effect the following April.

Based on its evaluation of these factors the Committee, at its November 2011 meeting, made the following adjustments to base salaries, effective April 1, 2012.

Name	2012 Base Salaries
	2011 ($)	2012 ($)	% Change
Jack B. Moore	1,065,500	1,125,000	5.6
Charles M. Sledge	541,500	580,000	7.1
John D. Carne	656,500	700,000	6.6
William C. Lemmer	494,800	520,000	5.1
James E. Wright	421,500	435,000	3.2

As a result of the Committee’s evaluation of the factors discussed above, the Committee at its October 2012 meeting, made the following adjustments to 2013 base salaries, effective April 1, 2013, as follows:

Name	2013 Base Salaries
	2012($)	2013($)	% Change
Jack B. Moore	1,125,000	1,125,000	0.0
Charles M. Sledge	580,000	630,000	8.6
John D. Carne	700,000	730,000	4.3
William C. Lemmer	520,000	540,000	3.8
James E. Wright	435,000	453,000	4.1

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Annual Incentive Compensation. Our stockholder-approved Management Incentive Compensation Plan (“MICP”) provides each of our executive officers and other key management employees an opportunity to earn incentive compensation based on actual performance against pre-established objectives. These objectives are set by the Compensation Committee and are based on the Company’s Board-approved operating plan and budget. Annual incentive compensation is offered to reflect competitive practice and to incentivize the annual performance of the Company, business unit and individual.

MICP Target Award Opportunities. The Compensation Committee, taking into consideration peer group and industry competitive practices, the advice and recommendations of the Committee’s independent compensation consultant, and the recommendations of the CEO for positions other than his own, establishes a target-award opportunity for each executive expressed as a percentage of base salary. Our target values are set at or near the market-median target percentages for similar positions within our peer group. The target award opportunities expressed as a percentage of base salary for our NEOs for 2012 and 2013 are set out below. The increase from 2012 to 2013 is based on competitive practices and the Committee’s view of the value of the position to the Company.

Name	NEO Target-Award Opportunities (% of base salary)
	2012	2013
Jack B. Moore	115%	115%
Charles M. Sledge	75%	80%
John D. Carne	85%	85%
William C. Lemmer	70%	70%
James E. Wright	65%	65%

Setting the Performance Objectives. Performance objectives are set by the Committee for each year based on proposals submitted to the Committee by the CEO. The CEO’s proposals, and ultimately the performance objectives selected, are based on and designed to encourage achievement of the Company’s performance goals set out in the Company’s Board-approved annual operating plan and budget as well as business strategies for that year. The Committee also considers overall market conditions, the industry environment and the Company’s positions in its respective business lines when setting performance objectives.

2012 MICP Performance Objectives. MICP performance objectives for 2012 were established for earnings per share excluding charges (“Adjusted EPS”) and cash flow from operations for all executives, including the CEO and other NEOs. For Mr. Wright, as well as other executives with responsibility for an operating unit, other than Mr. Carne who was also our COO and whose goals were the Company’s overall goals, performance objectives also included operating unit-specific targets for both EBIT and cash flow based on the Company’s approved operating plan and budget.

The Committee chose Adjusted EPS and cash flow from operations because the Committee considers them to be principal indicators of financial performance and principal drivers of stockholder value. The Committee chose Adjusted EPS for executives responsible for an operating unit to align them with the Company as a whole, while adding unit EBIT and cash flow to ensure a portion of their incentive compensation would be based on the performance of their specific unit. Unusual items such as stock repurchases, significant acquisitions and restructuring costs are not given effect when calculating Adjusted EPS for MICP purposes. The Committee does not consider that these items reflect actual performance against the operating plan and budget.

The 2012 Adjusted EPS target was $3.21 per share and the corporate cash flow target was $500 million. The 2012 cash flow target was based on the approved operating plan and budget for the year. In addition, the Committee added a performance objective for each of the executives, including the CEO and other NEOs that focuses on a strategic initiative specific to the executive’s responsibilities or business unit (“Individual Objectives”). The Individual Objectives for the NEOs were focused on the Company’s Business Transformation Program. This is a program for the strategic transformation of the Company’s processes and systems to better align them with its businesses. Performance was measured against certain specified implementation milestones.

The Committee added a new total reported incident rate (“TRIR”) performance objective for 2012 with a target of 0.95 that applied to all MICP participants. As in prior years, the Committee also established a return on equity (“ROE”) hurdle of at least 7%. If the hurdle is not met or exceeded, any bonus payment otherwise earned would have been reduced by 50% for all participants.

2013 Performance Objectives. For 2013, the Committee again chose Adjusted EPS and cash flow from operations as the financial performance objectives for all corporate executives, including the CEO and other NEOs, for the same reasons they were chosen as 2012 performance objectives.

The Adjusted EPS target for 2013 is $3.94, which is consistent with the earnings guidance the Company has publicly provided, and for executives with operating unit responsibilities the Committee chose budgeted EPS, operating unit EBIT, and unit cash flow.

The Committee also maintained a TRIR goal for 2013. For executives with corporate responsibilities, the target objective is a TRIR of .81. For executives with operating unit responsibilities, the TRIR objective is an improvement over that unit’s individual history. The Committee also set employee attrition as a performance objective. This was chosen to support the Company’s strategic goal of greater employee engagement. The target employee retention objective is 92.1% for executives with corporate responsibilities and the objective for executives with operating unit responsibilities, like the TRIR objective, the employee retention objective is an improvement over that unit’s individual history.

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Weighting of Performance Objectives and Setting Achievement Levels. For 2012, the Compensation Committee weighted the Adjusted EPS, cash flow from operations, TRIR and Individual Objectives for corporate executives at 60%, 20%, 10% and 10%, respectively, to ensure management is focused on both earnings and cash generation.

For 2013, the Committee weighted Adjusted EPS at 60%, cash flow from operations at 20%, TRIR at 10% and employee retention at 10% for corporate executives and for executives with operating unit responsibilities, the Committee weighted 30% for Adjusted EPS, 30% for unit EBIT, 20% for unit cash flow, and 10% for each TRIR and employee retention.

Calculating Performance Level Achieved. The Compensation Committee establishes the percent of target award that can be earned at different performance levels. Minimum, target and maximum payout levels are set out below. The Committee raised the performance level that must be achieved for maximum payout from 120% to 125% for 2011 and maintained this higher level for 2012. For 2013, recognizing a more exacting budgeting process and degree of difficulty in achieving a percentage performance improvement against an increasing number, the Committee lowered the maximum payment level for EPS and EBIT, but not cash flow, to 115%.

Performance Level Achieved 2012 / 2013	% of Target Award Earned
Less than 80%	0
80%	50
100%	100
125% / 115% (EPS/EBIT)	200
125% (cash flow)	200

The maximum amount that can be earned under the MICP for any year is capped at 200% of target bonus even when performance exceeds the maximum. Under the MICP, no additional sum can be earned or “banked” for subsequent years.

Certifying Performance. During the first quarter, following year-end and the completion of the Company’s financial statement audit, the Company’s and each unit’s actual performance against the established goals is computed. The resulting payout attainments under the MICP, for the four NEOs with corporate responsibilities and the one with operating unit responsibilities for 2012 are set out in the table below.

Under the terms of the MICP, the Compensation Committee has the authority to exercise discretion to adjust an NEO’s award down from the established target award. The Committee made no discretionary adjustments to any NEO’s award for 2012.

	Performance Measure				Weight & Result				Performance Achieved
	Target	Actual	Perf	Attainment	Corporate		V&M*		Corp	V&M
					Weight	Result	Weight	Result
Adjusted EPS	$3.21	3.17	98.8%	96.9%	60.0%	58.1%	30.0%	29.1%	58.1%	29.1%
V&M EBIT	$387,100	440,994	113.9%	149.9%	N/A	N/A	30.0%	46.7%	N/A	46.7%
Corporate Cash Flow From Operations	$500,000	682,914	136.6%	200.0%	20.0%	40.0%	N/A	N/A	40.0%	N/A
V&M Cash Flow From Operations	$369,800	437,796	118.4%	173.5%	N/A	N/A	20.0%	34.7%	N/A	34.7%
TRIR	0.95	0.88	107.4%	200.0%	10.0%	20.0%	10.0%	20.0%	20.0%	20.0%
Business Transformation Project	Various Project Milestones			200.0%	10.0%	20.0%	10.0%	20.0%	20.0%	20.0%
TOTAL PERFORMANCE									138.1%	150.5%
* Valves & Measurement

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The table below shows the 2012 performance level achieved and the actual payment of the annual incentive. The sums paid out are also disclosed in the “Non-Equity Incentive Compensation Plan” column of the Summary Compensation Table on page 50.

NEO	2012 Management Incentive Compensation Plan Payout
	Bonus	Payout
	Performance Against Target (%)	Payout ($)
Jack B. Moore	138.13	1,763,428
Charles M. Sledge	138.13	590,894
John D. Carne	138.13	809,105
William C. Lemmer	138.13	496,702
James E. Wright	150.46	422,125

L ong-Term Incentives. The purpose of our long-term equity awards is to motivate the achievement of long-term goals set by the Compensation Committee. It is also intended to align compensation of executives and other key management employees with the interests of our long-term stockholders by providing incentives tied to the long-term success of the Company and increases in share price and stockholder value.

Our long-term incentive program is administered under our stockholder approved 2005 Equity Incentive Plan which was amended with stockholder approval in 2010. The Committee, after discussions with the Committee’s independent compensation consultant, determines the target long-term incentive grant value for the aggregate long-term incentives to be granted to the executive officers as a group and individually. The Committee makes its determinations giving consideration to:

•

the grant practices of our peer group companies, which are contained in the independent compensation consultant’s annual Report on Executive Compensation,

•

industry grant practices in general,

•

the value to be transferred in comparison to amounts granted by peer companies and industry surveys, and

•

the “burn rate” or percentage of outstanding shares that would be used.

The tables below sets out target long-term incentive grant value for each of our NEOs for 2012 and 2013.

NEO	Long-Term Incentive Grant Value
	2012 Value	2013 Value
Jack B. Moore	6,400,000	6,400,000
Charles M. Sledge	2,000,000	2,200,000
John D. Carne	2,200,000	2,200,000
William C. Lemmer	1,800,000	1,700,000
James E. Wright	1,400,000	1,350,000

For 2012, the Committee targeted 40% of the long-term incentive target grant value in stock options, 40% in PRSUs, and 20% in RSUs. For 2013, the Committee concluded this is the appropriate mix as it focuses equally on 3-year objectives and on long-term growth in share value while placing a lesser, thorough, still significant, emphasis on retention and continuity. The Committee re-balanced the mix in 2012 in order to place a greater emphasis on the 3-year objectives of the PRSUs. Individuals may be granted more or less than the target amounts for their positions, based on individual performance, past grant history, employment retention considerations, internal equity, and the Committee’s evaluation of future promotability.

Performance Awards. Grants of PRSUs can be earned only by performance against established goals and vest three years from grant date. These awards are intended to serve two purposes: (1) encourage and reward performance and (2) assist in retention of key employees. Both the performance and continued employment requirements must be satisfied in order for the executive to earn the payout of the award. The performance goals are established by the Committee no later than its first meeting of the year.

For 2012 and 2013, the target value of these awards is 40% of each officer’s target long-term incentive grant value. The target number of PRSUs subject to any individual award was determined by dividing 40% of the long-term grant value targeted for that individual by the “grant date fair value” of the awards. See Footnote No. 2 to the Summary Compensation Table for the calculation of the “grant date fair values”.

The number and value of PRSUs granted for 2012 and 2013 that can actually be earned is determined by performance against the goals established by the Committee and can range from 0 to 200% of the target value.

The 2012 PRSUs were divided as follows: 75% with an ROIC goal and 25% with a TSR goal. The 2013 PRSUs are divided 50% each.

Performance against the ROIC target goal is determined by averaging the performance of the Company against the ROIC goal set by the Committee for each of the three years of their respective performance periods. The ROIC goal for 2012 was 16%. Performance against the 2012 ROIC goal was 95% of target. This will be averaged with 2013 and 2014 performance to determine the actual number of shares earned under the 2012 PRSUs.

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The following table summarizes how performance against the ROIC goal is measured.

Performance — Payout Ratio between Minimum and Target Performance	2.5%	For each 1% of additional ROIC performance between minimum and target 2.5% of additional payout is earned
Performance — Payout Ratio between Target and Maximum Performance	4.0%	For each 1% of additional ROIC performance between target and maximum 4.0% of additional payout is earned

The following table summarizes the associated payment level.

Maximum	200%	Payout earned when ROIC achievement 20.0% or greater
Target	100%	Payout earned when ROIC achievement 16.0%
Minimum	50%	Payout earned when ROIC achievement 12.8%
No Payout	0%	Payout earned when ROIC achievement less than 12.8%

TSR was selected as an additional objective for the 2012 PRSUs based on the Committee’s desire to further align the interests of our executives with those of our stockholders. Performance against the TSR goal is determined by comparing the performance of the Company’s TSR with the TSR performance of the OSX index for the three year performance period of the PRSUs. The Committee believes that the OSX is an appropriate benchmark against which to compare the Company’s TSR performance.

The following table summarizes the relationship between the Company’s TSR performance when compared with the OSX index.

Performance —Payout Ratio	3%	For each 1% that the Company outperforms/underperforms the OSX, payout increases/decreases by 3%

The following table summarizes the associated payout levels for the performance achieved.

Maximum	200%	Payout earned when Company outperforms OSX by 33.33% or greater
Target	100%	Payout earned when Company performance equals OSX
Minimum	50%	Payout earned when Company underperforms the OSX by no less than 16.67%
No Payout	0%	Payout earned when Company underperforms the OSX by more than 16.67%

Notes :

•

20 consecutive trading day average TSR preceding the beginning and end of the performance period will be used;

•

Payout will be capped at 100% if absolute TSR is negative;

•

The maximum value of any award earned will not exceed four times the target value for the TSR component of the PRSUs.

Stock Options. Awards of stock options are intended to make a portion of executive officers’ total direct compensation contingent on long-term stock price appreciation. In October 2012, each executive officer, including the NEOs, received an award of stock options. The number of options for each individual award was determined by dividing 40% of the long-term incentive grant value targeted for that individual by the value of a Company stock option.

The exercise price for all our stock option awards, including those for 2012 and for 2013, is equal to the closing share price on their date of grant.

The Committee has historically approved annual awards of stock options to be made effective the first business day following its Fall meeting, which is scheduled at least one year in advance. The Committee prefers this “mechanical” approach to selecting the grant date, rather than a “discretionary” approach, as it avoids having to make arbitrary judgments regarding timing of awards. To the extent newly hired or promoted executives receive an initial award of stock options, such options are priced at the closing price on a date no earlier than their actual start or promotion date.

Stock options vest over a three-year period, with one-third of the options vesting per year, beginning on the first anniversary of the grant. Stock options have a ten-year term, beginning with those awarded in 2012. For treatment of vesting upon certain termination events such as retirement or death within the three-year vesting period, see the discussion following the Grants of Plan-Based Awards table on page 52.

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Restricted Stock Units. Awards of RSUs are intended to encourage and promote retention. The number of RSUs for any individual award was determined by taking 20% of the long-term incentive grant value targeted for that individual and dividing it by the closing price of the Company’s stock on the date of grant. The RSU awards for 2012 and 2013 will vest over a three-year period, with one-third vesting per year, beginning on the first anniversary of the grant. To ensure that certain deduction limits under Section 162(m) of the Internal Revenue Code of 1986 not apply to RSU awards (see “Tax Implications of Executive Compensation” on page 49), RSU awards for our executive officers, including our NEOs, require that the Company generate more than $50 million of net income in the year following grant (e.g., awards made in October 2012 require $50 million net income in 2013) as a condition to the RSUs being earned and eligible for vesting. For treatment of vesting upon certain termination events such as retirement or death within the three-year vesting period, see the discussion following the Grants of Plan-Based Awards table on page 52.

Benefits, Retirement Programs and Perquisites. We provide executive officers with benefits and perquisites that the Committee has concluded are reasonable to assist in attracting and retaining qualified executives. The Committee reviews each year the appropriateness of both the nature and type of benefits and perquisites, and the value and cost thereof.

Benefits and Retirement Programs. We provide executive officers, including our CEO and NEOs, the same health and welfare benefits that are broadly available to our U.S. non-union employees, with no other such benefits, programs or special features.

In addition to our Retirement Savings Plan, which is a qualified deferred compensation plan under Section 401(k) of the Internal Revenue Code (“Code”) and in which all U.S. employees, including executive officers, who meet the age, service and other requirements of the plan are eligible to participate, we offer a deferred compensation plan to more highly compensated employees, including executives. We do not provide defined benefit plans to executive officers.

Our Deferred Compensation Plan is a nonqualified deferred contribution plan. It is designed to allow deferral of income from base salary and annual bonus and Company contributions that could have been made under our Retirement Savings Plan but for IRS limitations on deferrals of compensation into a tax-qualified plan. There is no “above-market” interest credited on any deferred compensation, as defined for proxy reporting purposes.

Mr. Carne is a participant in the pension plan provided to our U.K. employees, but his participation was frozen from the time he transferred from the U.K. to the U.S. in 2002.

Perquisites. In 2012, our executive officers, including the NEOs, were eligible to receive financial planning services. The Committee believes it is in the interest of the Company to assist executives in handling their personal finances, particularly tax filing obligations, to prevent them from being a distraction to the executive or embarrassment to the Company. The CEO, COO and Senior Vice Presidents are eligible to use Company-leased aircraft for personal travel, provided they reimburse the Company for the incremental operating cost to the Company of any such use. There are no tax gross-ups for any reported income related to such perquisites.

The cost to the Company of all benefits and perquisites provided to executive officers is included in the Committee’s independent compensation consultant’s competitive analysis and in the annual “tally sheet” presentation to the Committee on total compensation paid to executives.

Part VI — Other Matters Affecting Our Executive Compensation

Clawback of Incentive Compensation. The Company has an executive compensation clawback policy. Under this policy, and terms of the MICP and 2005 Equity Incentive Plan adopted to make the policy enforceable, should any executive officer commit fraud or intentional wrongdoing that results in a required financial restatement, the Company has the right to recover incentive and performance compensation paid or awarded to such executive officer within the past five years for the year restated and for the two years prior to the year restated.

Stock Ownership Requirements. In addition to stock ownership guidelines for directors set out in “Corporate Governance — Stock Ownership Guidelines” on page 27 of this Proxy Statement, the Company has stock ownership requirements for executives and other key employees. Within three years of being appointed an executive or other key employee of the Company, or being promoted to a position requiring increased ownership, the executive or employee is required to directly own Common Stock having a market value or cost basis, whichever is higher, equal to at least the following multiple of his or her base salary:

Level	Base Salary Multiple
CEO	6
COO	4
Senior Vice President	3
Vice President	2
All Other Executive Long-Term Incentive Program Participants	2

All NEOs meet or exceed their ownership requirement. All others subject to this requirement meet or exceed their ownership requirement or are within the three-year period given to achieve compliance. The ownership interests of the NEOs individually, and executives as a whole, are set out in “Security Ownership of Management” on page 10 of this Proxy Statement.

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Employment, Severance and Change-in-Control Arrangements

Employment Contracts. We have no employment contracts with any of our executive officers.

Executive Severance Policy. The Company has an Executive Severance Policy for all executive officers, including the NEOs. The Policy provides for salary continuation for 12 months for a covered executive if such executive’s employment with the Company is terminated by the Company for any reason other than cause. Participation in the annual incentive plan is prorated through the last day of employment and determined based on achievement of the goals and objectives established for the applicable year, but no entitlements are earned during the severance period. The amount of these payments, had any of the NEOs been terminated for any reason other than cause on December 31, 2012, is set out in the “Payments Under Executive Severance Policy” on page 59 of this Proxy Statement.

We provide executive severance because the Company recognizes the individual impact of the Company’s need to be able to freely make changes at the executive level, and of the relatively more difficult employment transition encountered when executive-level employees are terminated with possibly little or no notice.

Change-in-Control Agreements. The Company has change-in-control agreements with 10 executive officers, including the NEOs. Severance payments under these agreements would only be made if the executive officers were to be terminated in connection with a change in control (i.e., “double trigger”). The agreements are described and the sums that would have been payable had an NEO been terminated on December 31, 2012, in connection with a change in control, are outlined in “Payments Upon Termination In Conjunction With Change In Control” on page 60 of this Proxy Statement.

We recognize that, as is the case with many publicly-held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions it may raise among our executive officers, may cause a distraction and result in the departure or distraction of one or more of them to the detriment of the Company and our stockholders. The Compensation Committee has determined that it is in the best interests of the Company and our stockholders to assure the Company of the continuation of service by certain executive officers, and to reinforce and encourage their attention and dedication to their assigned duties without distraction in circumstances arising from the possibility of a change in control. The Committee believes it important, should the Company or our stockholders receive a proposal for or notice of a change in control, or consider one itself, that the Company maintain a sound and vital management team and our executives be able to assess and advise the Company whether such transaction would be in the best interests of the Company and our stockholders, and to take such other action regarding the transaction as our Board of Directors determines to be appropriate, without being influenced by the uncertainties of their own situation. We also believe that entering into change-in-control agreements with some of our executive officers has helped us attract and retain the level of executive talent needed to achieve the Company’s goals.

The elements of the severance benefits and the amounts of each were approved by the Committee at the time the agreements were entered into, or most recently modified, based on the Committee’s assessment of what was appropriate and competitive at that time. As a result, in prior years the Committee: reduced the severance benefits provided by our change-in-control agreements by eliminating equity grants as one of the elements of payment upon a change-in-control; reducing the annual incentive compensation portion to the larger of any award earned in the last three years or target award, and eliminating tax gross-ups in agreements entered into since 2009. In 2012, the Committee, in conjunction with and as a consequence of executive officers bring placed into two different compensation groups, also changed the multiplier used to determine the severance benefits so that the multiplier for severance benefits for certain for executive officers, including the NEOs, remains at 3 times, but for the other executive officers is now 2 or 1 times.

Tax Implications of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of annual compensation that may be deducted by the Company in any year with respect to an NEO. Certain performance-based compensation subject to performance criteria approved by stockholders is not subject to this deduction limitation and, as a result, annual incentive compensation paid pursuant to our Management Incentive Compensation Plan and stock options, RSU and PRSU awards granted under our Equity Incentive Plan generally will qualify as performance-based compensation and should be deductible.

The Committee is mindful of the limitation and has structured the various elements of our executive compensation to fall within the limit or the exception. The Committee and/or the Board of Directors, however, may from time to time, in circumstances deemed appropriate, award compensation that may not be deductible in order to, in their judgment, compensate executives in a manner commensurate with performance and the competitive market for executive talent.

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Summary Compensation Table

The following table sets forth the compensation earned for services rendered to the Company for the fiscal year ended December 31, 2012, by Mr. Moore, our CEO; Mr. Sledge, our Chief Financial Officer; and the other NEOs.

The differences in the compensation of our named executive officers result from the fact that the Company’s compensation philosophy is to pay competitively by position. In order to determine competitive levels, the independent compensation consultant, at the direction of the Compensation Committee, benchmarks each position against employees holding similar positions in our peer group and in the manufacturing industry in general. The Company’s compensation policy and its benchmarking practices are explained in the CD&A section of this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)(4)(5)	Option Awards ($)(1)(3)(4)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)(8)	All Other Compensation ($)(9)	Total ($)
Jack B. Moore Chairman, President and CEO	2012	1,110,125	0	3,839,938	2,559,995	1,763,428	164,947	213,231	9,651,664
	2011	1,045,808	0	2,839,973	2,559,989	697,135	(11,280)	216,798	7,348,423
	2010	987,654	0	3,013,037	3,709,219	1,317,530	75,381	267,526	9,370,347
Charles M. Sledge Sr. Vice President & Chief Financial Officer	2012	570,375	0	1,520,169	879,993	590,894	110,402	103,860	3,775,693
	2011	530,423	0	895,967	799,988	265,185	(32,520)	112,651	2,571,694
	2010	493,827	0	1,021,983	1,176,352	494,074	85,482	156,332	3,428,050
John D. Carne Executive Vice President	2012	689,125	300,000	1,319,949	879,993	809,105	138,322	178,435	4,314,929
	2011	644,192	0	1,039,982	879,993	365,006	19,922	142,828	3,091,923
	2010	599,385	0	1,188,066	1,425,989	575,533	99,073	190,270	4,078,316
William C. Lemmer Sr. Vice President & General Counsel	2012	513,700	0	1,340,191	679,995	496,702	229,577	88,172	3,348,337
	2011	487,415	0	855,948	719,998	211,192	(31,733)	101,247	2,344,067
	2010	458,885	0	1,021,983	1,176,352	397,899	184,560	147,980	3,387,659
James E. Wright Sr. Vice President & President, Valves & Measurement	2012	431,625	0	829,969	539,988	422,125	37,395	100,239	2,361,341
	2011	414,362	0	683,938	559,989	333,275	7,518	82,517	2,081,599
	2010	397,758	0	861,093	963,220	333,568	29,386	113,227	2,698,252

(1)

The amounts included in the “Stock Awards” and “Option Awards” columns represent the “grant date fair value” in 2012, 2011 and 2010 as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, regarding Stock Compensation (“ASC 718”).

(2)

The “grant date fair value” for “Stock Awards” awarded as (i) PRSUs with an ROIC goal is $49.19 per share, the closing price of Common Stock on 1/1/2012, the date of grant, (ii) PRSUs with a TSR goal is $45.60, calculated using a Monte Carlo valuation as of 1/1/2012, the date of grant; and (iii) RSUs is $56.05, based on the closing price of Common Stock on 10/18/2012, the date of grant.

(3)

The “grant date fair value” for “Option Awards” is $15.68, calculated in accordance with ASC 718, and based on an exercise price equal to the closing price of Common Stock of $56.05 per share on 10/18/2012, the date of grant.

(4)

For both RSU and stock option grants, the value shown is what is also included in the Company’s financial statements. See the Company’s Annual Report for the years ended December 31, 2012, 2011 and 2010 for a complete description of the valuation assumptions. Amounts included for 2012 PRSUs represent target. Threshold, target and maximum award levels for the PRSUs are shown in the table below:

Name	Threshold ($)	Target ($)	Maximum ($)
Jack B. Moore	1,279,990	2,559,980	5,119,960
Charles M. Sledge	399,963	799,926	1,599,852
John D. Carne	439,979	879,957	1,759,914
William C. Lemmer	359,996	719,991	1,439,982
James E. Wright	279,988	559,976	1,119,952

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(5)

PRSUs granted on January 1, 2011, and included in the “Stock Awards” values reported in the 2012 Proxy Statement’s Summary Compensation Table are valued not at “grant date fair value” but at a value that included the impact of performance achievement, which was known at the time of disclosure. These PRSUs have been revalued using the “grant date fair value” for the 2011 “Stock Awards” in the Summary Compensation Table.

(6)

The amount shown for each NEO in the “Non-Equity Incentive Plan Compensation” column is attributable to MICP annual incentive compensation awards earned in fiscal years 2012, 2011 and 2010, but paid in 2013, 2012 and 2011, respectively.

(7)

For 2010, only non-qualified deferred compensation earnings are included.

(8)

Mr. Carne participated in the Cameron Deferred Contribution Pension Plan (formerly the Cooper Cameron (UK) Retirement Benefits Plan) while employed by a U.K. subsidiary until he transferred to the U.S. in 2002. The present value of the accumulated pension benefits is on page 56 of this Proxy Statement.

(9)

Mr. Carne was awarded this bonus in consideration of delaying his announced retirement and agreeing to serve as the Chief Executive Officer of OneSubsea upon its creation following regulatory clearances.

(10)

The figures set out as “All Other Compensation” for 2012 are comprised of the following two tables:

Name	Company Contributions to Retirement Savings Plan ($)	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions in NQ DC Plan ($)	Total Other Annual Compensation attributable to retirement benefits ($)
Jack B. Moore	22,500	46,718	93,143	162,361
Charles M. Sledge	22,500	17,567	35,134	75,201
John D. Carne	22,500	23,316	48,248	94,064
William C. Lemmer	22,500	14,247	28,494	65,241
James E. Wright	22,500	15,447	30,894	68,841
Name	Spouse Travel ($)(1)	Excess Life ($)	Welfare Benefits ($)(2)	Financial Planning Services ($)	Total Other Annual Compensation attributable to welfare benefits and perquisites ($)
Jack B. Moore	18,350	4,902	17,749	9,869	50,870
Charles M. Sledge	1,759	937	16,815	9,148	28,659
John D. Carne	56,224	5,062	13,600	9,485	84,371
William C. Lemmer	3,895	7,066	2,138	9,832	22,931
James E. Wright	2,753	1,970	16,901	9,774	31,398

(1)

Spousal travel costs are costs incurred by the Company when a spouse accompanies an NEO to a function or event for business purposes. This cost is imputed to the NEO as income.

(2)

Welfare benefits are the employer-paid portions of premiums for Medical (including Health Savings Account Contribution), Dental, Life, AD&D and LTD paid for the benefit of the employee.

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Grants of Plan-Based Awards in Fiscal Year 2012

The following table provides information on non-equity incentive plan awards, stock options and Restricted Stock Units granted, and the grant date fair value of these awards.

Name	Award Type	Grant Date(1)	Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
				Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)
Jack B. Moore	Annual MICP	1/1/2012	11/16/2011	638,322	1,276,644	2,553,288
	Performance RSU	1/1/2012	11/15/2011				53,067			2,559,980
	Annual RSU	10/18/2012	10/17/2012				22,836		56.05	1,279,958
	Annual Option	10/18/2012	10/17/2012					163,265		2,559,995
Charles M. Sledge	Annual MICP			213,891	427,781	855,562
	Performance RSU	1/1/2012	11/15/2011				16,582			799,926
	Annual RSU	10/18/2012	10/17/2012				12,850		56.05	720,243
	Annual Option	10/18/2012	10/17/2012					56,122		879,993
John D. Carne	Annual MICP			292,878	585,756	1,171,512
	Performance RSU	1/1/2012	11/15/2011				18,241			879,956
	Annual RSU	10/18/2012	10/17/2012				7,850		56.05	439,993
	Annual Option	10/18/2012	10/17/2012					56,122		879,993
William C. Lemmer	Annual MICP			179,795	359,590	719,180
	Performance RSU	1/1/2012	11/15/2011				14,924			719,942
	Annual RSU	10/18/2012	10/17/2012				11,066		56.05	620,249
	Annual Option	10/18/2012	10/17/2012					43,367		679,995
James E. Wright	Annual MICP			140,278	280,556	561,112
	Performance RSU	1/1/2012	11/15/2011				11,608			559,976
	Annual RSU	10/18/2012	10/17/2012				4,817		56.05	269,993
	Annual Option	10/18/2012	10/17/2012					34,438		539,988

(1)

A discussion of grant practices is included on pages 46-48 of this Proxy Statement.

(2)

The amounts shown reflect the MICP annual incentive compensation awards. In November 2011, our Compensation Committee established target MICP annual incentive compensation awards for 2012, expressed as a percentage of each NEO’s 2012 base salary. The percentages are noted in “NEO Target-Award Opportunities” on page 44 of this Proxy Statement. In February 2012, the Committee approved individual and Company performance goals for the MICP for 2012. The dollar amount shown in the “target” column represents the target award of each NEO for 2012. The amount shown in the “maximum” column represents the maximum amount that could be paid under the MICP for 2012. The amount shown in the “threshold” column represents the amount payable if only the minimum level of Company achievement of performance goals were attained, which is 50% of the target award. Please see “Compensation Discussion and Analysis — Executive Compensation Decision-making Process — Annual Incentive Compensation” on pages 44-46 of this Proxy Statement for more information regarding the Company’s MICP and the 2012 MICP awards and performance measures.

(3)

The amounts included in the “Grant Date Fair Value of Stock and Option Awards” column represent the fair value on the date of grant. See Footnote No. 2 and 3 to the Summary Compensation Table for the “grant date fair value” of these awards.

(4)

Actual payouts of the MICP awards were approved in February 2013 and are included in the Summary Compensation Table on page 50.

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Stock options normally vest at a rate of one-third per year over the first three years from date of grant and RSUs and PRSUs normally vest three years from date of grant. The impact of termination on vesting and exercisability of stock options, as well as the vesting of RSUs and PRSUs, is set out below:

Termination Circumstances	Stock Options		RSU/PRSUs
	Vesting	Exercise Rights	Vesting	Exercise Rights
Voluntary	Ceases	90 days	Ceases	N/A
Age 60 with 10 years of service	Continues(1)	Lesser of 3 years or Grant Term	Continues(1)	N/A

Death	Accelerates(2)	Lesser of 3 years or Grant Term	Accelerates(2)	N/A
Disability	Accelerates(2)	Lesser of 3 years or Grant Term	Accelerates(2)	N/A
Reduction in Force	Continues(1)	Lesser of 3 years or Grant Term	Continues(1)	N/A
For Cause	All vested and unvested shares forfeited	N/A	Ceases	N/A
Change-in-Control and Successor does not Assume the Award or Grant New Award	Accelerates	Grant Term	Accelerates	N/A

(1)

In the event of termination within one year from the date of grant, the number of options or RSUs and PRSUs that vest for the year of termination will be reduced to a proportion that reflects the portion of the year employed except for Executive Officers age 65 or older whose grants are not prorated.

(2)

In the event of termination by reason of death or long-term disability, the award shall immediately vest in full as of the date of death or the date of termination.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents information about outstanding stock option awards classified as “exercisable” and “unexercisable” as of December 31, 2012, for our CEO, Chief Financial Officer and other NEOs, as well as RSU and PRSU awards that were not yet vested as of December 31, 2012. The RSU and PRSU awards approved by the Committee in October 2012, that can be earned by 2013 performance, were granted effective January 1, 2013 and are, therefore, not included in this table, but will be reflected in the “Outstanding Equity Awards at Fiscal Year-End” table of the 2014 Proxy Statement.

	Option Awards					Stock Awards
Name	Option Grant Date (1)(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Grant Date (1)(4)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Jack B. Moore	11/15/2007	160,000	0	44.01	2014	01/01/2010	60,635	3,423,452
	11/13/2008	205,576	0	22.30	2015	10/20/2010	17,333	978,621
	11/06/2009	180,000	0	39.24	2016	01/01/2011	31,262	1,765,053
	10/20/2010	210,001	104,999	42.81	2017	11/16/2011	24,980	1,410,371
	11/16/2011	58,973	117,944	51.24	2021	01/01/2012	53,067	2,992,373
	10/18/2012	0	163,265	56.05	2022	10/18/2012	22,836	1,289,321
Charles M. Sledge	11/15/2007	66,000	0	44.01	2014	01/01/2010	21,344	1,205,082
	11/13/2008	4,484	0	22.30	2015	10/20/2010	5,500	310,530
	11/06/2009	62,000	0	39.24	2016	01/01/2011	9,939	561,156
	10/20/2010	66,601	33,299	42.81	2017	11/16/2011	7,806	440,727
	11/16/2011	18,429	36,857	51.24	2021	01/01/2012	16,582	935,036
	10/18/2012	0	56,122	56.05	2022	10/18/2012	12,850	725,511
John D. Carne	11/15/2007	140,000	0	44.01	2014	01/01/2010	24,253	1,369,324
	11/06/2009	23,667	0	39.24	2016	10/20/2010	6,666	376,362
	10/20/2010	80,734	40,366	42.81	2017	01/01/2011	12,024	678,875
	11/16/2011	20,272	40,543	51.24	2021	11/16/2011	8,587	484,822
	10/18/2012	0	56,122	56.05	2022	01/01/2012	18,241	1,028,584
						10/18/2012	7,850	443,211
William C. Lemmer	11/15/2007	112,000	0	44.01	2014	01/01/2010	21,344	1,205,082
	11/06/2009	62,000	0	39.24	2016	10/20/2010	5,500	310,530
	10/20/2010	66,601	33,299	42.81	2017	01/01/2011	9,939	561,156
	11/16/2011	16,586	33,172	51.24	2021	11/16/2011	7,025	396,632
	10/18/2012	0	43,367	56.05	2022	01/01/2012	14,924	841,543
						10/18/2012	11,066	624,786
James E. Wright	11/15/2007	54,000	0	44.01	2014	01/01/2010	18,190	1,027,007
	11/06/2009	18,333	0	39.24	2016	10/20/2010	4,533	255,933
	10/20/2010	54,534	27,266	42.81	2017	01/01/2011	8,094	456,987
	11/16/2011	12,900	25,800	51.24	2021	11/16/2011	5,464	308,497
	10/18/2012	0	34,438	56.05	2022	01/01/2012	8,762	654,559
						10/18/2012	4,817	271,968
(1) For better understanding of this table, we have included additional columns showing the grant date of stock options and restricted stock units.

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(2) Options awarded prior to 2010 are fully vested. The vesting schedules for the option awards are as follows:
Grant Date	RSU Vesting Schedule	Remaining Vesting Dates
10/20/2010	33 1/3% vests each year for three years from date of grant	10/20/2013
11/16/2011	33 1/3% vests each year for three years from date of grant	11/16/2013, 11/16/2014
10/18/2012	33 1/3% vests each year for three years from date of	10/18/2013, 10/18/2014, 10/18/2015
(3) Based on the closing price of our Common Stock as of December 31, 2012 of $56.46, as reported on the New York Stock Exchange. (4) The vesting schedules for RSU and PRSU awards are as follows:
Grant Date	RSU Vesting Schedule	Remaining Vesting Dates
10/20/2010	33 1/3% vests each year for three years from date of grant	10/20/2013
11/16/2011	33 1/3% vests each year for three years from date of grant	11/16/2013 11/16/2014
10/18/2012	33 1/3% vests each year for three years from date of grant	01/01/2014 01/01/2015 01/01/2016
Grant Date	PRSU Vesting Schedule	Remaining Vesting Dates
1/1/2010	Vests in three years from date of grant (performance-based)	01/01/2013
1/1/2011	Vests in three years from date of grant (performance-based)	12/31/2013
1/1/2012	Vests in three years from date of grant (performance-based)	12/31/2014

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Option Exercises and Stock Vested

The following table provides additional information about the value realized by the persons named in the Summary Compensation Table above on option exercises and stock award vesting during the year ended December 31, 2012.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jack B. Moore	100,772	2,419,130	17,000	865,645
Charles M. Sledge	28,849	1,073,183	5,563	289,900
John D. Carne	2,100	35,931	6,667	339,715
William C. Lemmer	0	0	5,683	289,900
James E. Wright	54,999	1,293,215	4,600	234,509

Pension Benefits Table

The following table discloses the years of credited service, and the actuarial present value of the accumulated pension benefits as of December 31, 2012, of our only NEO with a pension benefit. Please see Footnote 8 to the Summary Compensation Table on page 51 for more information on why one of our NEOs is entitled to a pension.

Name	Plan name	Number of years of credited service	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
John D. Carne	UK Retirement Plan	12	720,871	(1)	0
(1) Converted to US dollars from British pounds as of December 31, 2012 using exchange rate of 1.6255.

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Nonqualified Deferred Compensation

Under our Deferred Compensation Plan, a participant can defer up to 20% of his/her base salary and up to 75% of his/her annual incentive bonus each year. The Company makes matching contributions under the Deferred Compensation Plan on behalf of each participant in an amount equal to 100% of the amount deferred up to the first six percent (6%) of the excess, if any, of a participant’s “qualified compensation,” as defined under the Deferred Compensation Plan, over the compensation limit applicable under Section 401(a)(17) of the Code. Both the participant deferrals and matching contributions are fully vested at all times. In addition, each year the Company makes retirement contributions under the Deferred Compensation Plan in an amount equal to the amount it makes under our Retirement Savings Plan. These retirement contributions become vested under the Deferred Compensation Plan after three years of service. The Deferred Compensation Plan is funded by means of a rabbi trust to allow participants to make investment choices similar to those available under the Company’s Retirement Savings Plan.

Participants are not permitted to make withdrawals from the Deferred Compensation Plan prior to their termination of employment. Upon a participant’s termination of employment, the participant’s vested benefits may, at the option of the participant, be distributed in a single lump-sum payment or in annual installments between two and five years. If the participant is a “Specified Employee” as defined in the Deferred Compensation Plan, however, payment of his or her lump-sum or first installment will be delayed for six months.

The following table discloses contributions, earnings, withdrawals or distributions and balances of each of our CEO, Chief Financial Officer and other NEOs under our Nonqualified Deferred Compensation Plan during 2012. The amounts set out in this table are included in payments reported in the Summary Compensation Table.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings/Losses in Last Fiscal Year ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at December 31, 2012 ($)(1)
Jack B. Moore	93,143	139,861	164,947	0	1,676,408
Charles M. Sledge	40,928	52,701	110,402	0	878,081
John D. Carne	53,885	71,564	138,322	0	1,430,857
William C. Lemmer	59,680	42,741	229,577	0	1,763,659
James E. Wright	37,120	46,341	37,395	0	478.400
(1) These amounts are composed of retirement contributions and match contributions earned under the Nonqualified Deferred Compensation Plan during 2012:
Name	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions to NQ DC Plan ($)
Jack B. Moore	46,718	93,143
Charles M. Sledge	17,567	35,134
John D. Carne	23,316	48,248
William C. Lemmer	14,247	28,494
James E. Wright	15,447	30,894

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Potential Payments upon Termination or Change in Control

The following describes potential payments that would be made to our NEOs under our plans and arrangements in the event of termination or a change in control.

Resignation or Retirement

Our executive officers, as well as our more highly compensated employees, will be entitled to payment of their account balances under both our 401(k) Plan, as well as our Nonqualified Deferred Compensation Plan, following termination for any reason. These plans are more fully described in the discussion of “Benefits, Retirement Programs and Perquisites” on page 48 of this Proxy Statement and the balances of the NEOs in our nonqualified plans are set out in the “Nonqualified Deferred Compensation” table on page 57. Our executive officers, as well as any other employees with an outstanding award under our 2005 Equity Incentive Plan, if 60 years of age or older, are entitled following termination for any reason other than cause, unless they violate the one-year non-compete provision in our award agreements, to continued vesting of RSUs and PRSUs and to an extended exercisability period for stock options, and, if 65 years of age or older, to continued vesting of stock options as well as RSUs and PRSUs and to exercisability during the full life of their stock options. This plan is described in detail in “Long-Term Incentives” of the Compensation Discussion and Analysis on pages 46-48.

We do not have a supplemental executive retirement plan, or SERP, nor do we provide any continuing perquisite or health care benefits.

Payments Under Executive Severance Policy

As discussed in the CD&A, we have an Executive Severance Policy under which all of the NEOs would be entitled to 12 months’ salary continuation were they to be terminated by the Company for reasons other than cause, death, disability or retirement. They would also be entitled to a pro-rata position of any annual incentive award earned during the year prior to termination. The following are the payments that would have been made to the NEOs if their employment had been involuntarily terminated on December 31, 2012.

Name	Salary Continuation ($)	Earned MICP ($)	Total ($)
Jack B. Moore	1,125,000	1,763,428	2,888,428
Charles M. Sledge	580,000	590,894	1,170,894
John D. Carne	700,000	809,105	1,509,105
William C. Lemmer	520,000	496,702	1,016,702
James E. Wright	435,000	422,125	857,125

Payment Upon Change in Control with Continued Employment

In the event of a change in control that did not result in termination, recipients of awards under our long-term incentive plan made prior to those approved in October 2012 would be entitled to the accelerated vesting of stock options, RSUs and PRSUs pursuant to the terms of their award agreements. Awards approved in October 2012 are subject to a “double trigger.” The intent of the Committee is to have all awards from October 2012 forward be subject to a “double trigger” and the definition of change in control in the award agreements is the same as the definition of change in control in our change-in-control agreements, a discussion of which can be found in the next section on page 59, except that a change in control resulting from a merger or consolidation as defined in part (iii) of the definition does not occur unless the Company’s stockholders own less than 50% of the outstanding voting securities of the surviving or resulting corporation or entity.

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The following table sets out the value of acceleration that would occur in the event of a change in control under the terms of our long-term incentive awards.

Name	Stock Options ($)(1)	Vesting of Outstanding Awards
		Restricted and Performance Restricted Stock Units ($)(2)	Total ($)
Jack B. Moore	2,115,842	11,862,980	13,978,822
Charles M. Sledge	669,935	4,179,226	4,849,161
John D. Carne	785,640	4,382,482	5,168,122
William C. Lemmer	645,470	3,940,795	4,586,265
James E. Wright	520,976	2,975,781	3,496,757

(1)

The value of these awards shown is their intrinsic value, which is the regular in-the-money value of unvested awards, based on our December 31, 2012, closing share price.

(2)

The value of these awards shown is their face value, which is the current fair market value of unvested restricted stock units, based on our December 31, 2012, closing share price of $56.46.

Payments Upon Termination in Conjunction with Change in Control

As discussed in the CD&A, we have change-in-control agreements with Messrs. Moore, Sledge, Carne, Lemmer and Wright, as well as with five other executive officers. The change-in-control agreements entitle the executive, if the executive is discharged without “cause” or resigns for “good reason” in conjunction with or within two years of a “change in control,” to a payment equal to three times: (i) base salary; (ii) the higher of the officer’s target annual incentive award for the year of termination or highest such award earned by the officer during any of the past three years; and (iii) the value of annual benefits and perquisites. It also entitles the executive to accelerated vesting of options granted under the Company’s long-term incentive plans and, in the event of a tender offer, the right to tender his or her shares of Common Stock to the Company, including those acquired by the exercise of stock options following an accelerated vesting, in proportion to the total number of shares actually tendered and at the tender offer price or fair market value of any exchanged security. The Agreements entered into prior to 2009 provided that if any payments made under the agreement would cause the executive to be subject to an excise tax because the payment is a “parachute payment” (as defined in the Internal Revenue Code), then the Company will pay the executive an excise tax premium in a sufficient amount to make the executive whole with respect to any additional tax that would not have been payable but for the excise tax provision. While the Company had agreed to provide a “tax gross-up” in pre-2009 agreements because it determined the appropriateness of the amount of the severance payment to be received by the terminated executive net of any special or additional excise taxes, the Compensation Committee has discontinued this feature for any agreements entered into since 2009.

“Cause” means (i) a conviction by a court of competent jurisdiction, from which no further appeal can be taken, of a felony grade crime involving moral turpitude, or (ii) a willful failure to perform substantially one’s duties with the Company (other than a failure due to physical or mental illness) which is materially and demonstrably injurious to the Company. No act or failure to act on anyone’s part shall be considered “willful” unless done, or omitted to be done, in bad faith and without reasonable belief that the action or omission was in, or not opposed to, the best interests of the Company.

“Good reason” for termination includes any of the following events that occur without the executive officer’s consent: a change in status, title(s) or position(s) as an officer of the Company that is not a promotion; a reduction in base salary; termination of participation in an ongoing compensation plan; relocation; failure of a successor of the Company to assume the objectives under the agreement; termination by the Company other than for cause; prohibition from engaging in outside activities permitted by the agreement; or any continuing material default by the Company in the performance of its obligations under the agreement.

A “change in control” of the Company will occur, for purposes of this agreement, if (i) any person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s outstanding voting securities, other than through the purchase of voting securities directly from the Company through a private placement; (ii) the current members of the Board, or subsequent members approved by two-thirds of the current members, no longer comprise a majority of the Board; (iii) the Company is merged or consolidated with another corporation or entity and the Company’s stockholders own less than 70% of the outstanding voting securities of the surviving or resulting corporation or entity; (iv) the Company is merged or consolidated with another corporation or entity and the consideration paid is part or all cash equivalent in value equal to 31% or more of the outstanding voting securities of the Company; (v) a tender offer or exchange offer is made and consummated by a person other than the Company for the ownership of 20% or more of the Company’s voting securities; or (vi) there has been a disposition of all or substantially all of the Company’s assets.

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The following table sets out the payments that would be made in the event any of the NEOs had been terminated on December 31, 2012, as a result of a change in control of the Company, for reasons other than cause, death, disability or retirement, or if the officer terminated for “good reason,” based on the assumptions set out below.

Name	Cash Severance Payment	Benefits/Perquisites(1)	Accelerated Vesting of Outstanding Awards				Total
			Stock Options(2)	Restricted Share Units(3)	Performance Stock Units(4)	Excise Tax Gross-Up Payment
Jack B. Moore	$8,665,668	$82,854	$2,115,842	$7,101,765	$4,761,215	0	$22,727,344
Charles M. Sledge	$4,527,492	$69,255	$669,935	$2,681,850	$1,497,376	0	$9,445,908
John D. Carne	$3,512,811	$77,889	$785,640	$2,673,720	$1,708,762	0	$8,758,822
William C. Lemmer	$3,050,214	$35,910	$645,470	$2,537,030	$1,403,765	0	$7,672,389
James E. Wright	$2,571,543	$80,025	$520,976	$1,863,406	$1,112,375	0	$6,148,325

(1)

Value of benefits/perquisite continuation would be paid out in cash at time of termination.

(2)

Intrinsic value of unvested options based on 12/31/12 closing share price of $56.46.

(3)

Value of unvested restricted stock units based on 12/31/12 closing share price.

(4)

Value of unearned PRSUs (assuming paid out at 100% of target) based on 12/31/12 closing share price.

Assumptions:

1.

Change in control assumed to have occurred 12/31/12.

2.

All executives terminated on change in control date.

3.

Share price on date of change in control equal to 12/31/12 closing price of $56.46.

4.

Base amount calculations based on taxable income for years 2007-2011 and annualized for the year in which executive commenced employment or was first subject to US income tax.

5.

All executives subject to maximum federal (35%), Medicare (1.45%) and excise taxes (20%) for a total effective tax rate of 56.45%.

6.

PRSUs granted on 1/1/11 and 1/1/12 assumed to have been paid out at 100% of target upon change in control.

7.

All unvested stock options and RSUs vested upon change in control and termination.

8.

Parachute value attributable to unvested stock options for calculation of excise tax gross-up calculated using a Black-Scholes model with following inputs:

(a) actual exercise price of each option

(b) fair value of $56.46 per share

(c) volatility of 35.0%

(d) expected term of 2.5 years

(e) risk-free rate of 0.46%

9.

Any bonuses paid for 2012 performance are considered to have been earned for services rendered, and not considered parachute payments for calculation of excise tax gross-up.

10.

Salary for purposes of severance calculation assumed to be equal to annual rates effective 12/31/12.

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PROPOSAL 4    PROPOSAL TO APPROVE AN AMENDED AND RESTATED EQUITY INCENTIVE PLAN

At the 2005 Annual Meeting, stockholders approved the 2005 Equity Incentive Plan (“2005 Plan”) and at the 2006 and 2009 Annual Meetings, the stockholders approved amendments to increase the authorized shares available under the 2005 Plan. At the Annual Meeting in 2011, an amendment was approved by shareholders to increase the option term from seven to ten years and the 2005 Plan was Amended and Restated to include amendments since 2009.

As of December 31, 2012, there were 2,242,718 shares remaining available for future grants under the 2005 Plan. The Compensation Committee and the Board itself consider this number to be inadequate going forward to achieve the stated purpose of the 2005 Plan; namely, to promote the long-term financial interests of the Company by: providing performance-based equity opportunities to executives; encouraging directors, officers and employees of the Company to acquire an ownership position in the Company; enhancing the ability of the Company to attract and retain directors, officers and key employees of outstanding ability; and providing directors, officers and key employees with an interest in the Company aligned with that of the Company’s stockholders.

The following table sets forth certain information about the 2005 Plan as of December 31, 2012:

Number of shares authorized for future grant under the 2005 Plan after stockholder approval(1)	2,242,718
Number of shares relating to outstanding stock options under the 2005 Plan	4,769,643
Number of shares outstanding relating to restricted stock unit, performance unit and performance share awards under the 2005 Plan(1)	1,713,507
Weighted average remaining term of outstanding options	5.02
Weighted average exercise price of outstanding options	42.94
(1) Of the total 1,713,507 outstanding shares reflected in this row, 345,369 of such shares relate to outstanding performance awards at December 31, 2012

As a result, the Board approved, and stockholders are being asked to approve, an amended and restated Equity Incentive Plan (the “Equity Incentive Plan” or “Plan”), the text of which is provided as Appendix A to this Proxy Statement, which would authorize 13,000,000 shares in addition to the 2,242,718 shares remaining available for grant under the 2005 Plan for a total of 15,242,718 shares authorized under the Equity Incentive Plan, subject to adjustment under Section 12.2 of the Plan. The Equity Incentive Plan provides that awards made on or after January 1, 2013, will be made under the Equity Incentive Plan, if approved by stockholders, and the shares subject to these awards will be charged against the shares authorized for the Plan in the amount of one (1) share for every one (1) share that was subject to an option or SAR (as defined below) and one and seventy-nine hundredths (1.79) shares for every one share that was subject to an award other than an option or SAR.

Grants of PRSUs and RSUs were made on January 1, 2013, reducing the remaining number of shares available for future grants under the 2005 Plan from 2,242,718 to 1,275,344, thereby reducing the authorized shares of the Plan available for future grants to 14,275,344.

The Equity Incentive Plan shall be effective on the date of stockholder approval and the term of the Equity Incentive Plan will be ten years from such effective date.

The Equity Incentive Plan provides for long-term compensation and incentive opportunities for directors, executives and key employees of the Company and its subsidiaries. The Board believes that the future success of the Company is dependent upon the quality and continuity of management, and that compensation programs such as stock options and restricted and deferred stock grants are important in attracting and retaining individuals of superior ability and in motivating their efforts on behalf of the Company.

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Significant Amendments

The following lists the more significant differences between the 2005 Plan and the new Plan:

•

Expanded list of performance criteria in Section 10.2;

•

Simplified and updated the calculation of Shares under the Plan that are no longer available by reason of grants of awards to reflect current practices, including preferences of rights groups and proxy advisers;

•

Deleted minimum vesting provisions for awards from the Plan document, as they will be included in the award agreements:

--provided that awards shall be charged against, or added back to, the shares authorized for the Plan in the amount of one (1) share for every one (1) share that was subject to an option or SAR and one and seventy-nine hundredths (1.79) shares for every one share that was subject to an award other than an option or SAR;

--Added provisions providing for the automatic extension of an option or a SAR if exercise of such option or SAR is prohibited by law or by the Company’s insider trading policy;

--Added provisions providing for the automatic exercise of an option or a SAR on a net exercise basis on the last day of such option’s or SAR’s term if the exercise price is less than the fair market value of the option or SAR;

•

Added an annual limitation of $500,000 per person on awards to nonemployee directors as a result of a recent Delaware Court decision questioning the validity of a plan with no limit;

•

Updated Section 162(m) limits on annual grants to employees setting them at 1.5 million options or stock appreciation rights, 1.5 million restricted stock and/or units and share based performance awards, and $5 million of cash awards;

•

Eliminated references to change of control as the definition and any impact of a change of control will be included in the award agreements;

•

Added a provision subjecting all awards to the clawback policy by the Company in effect at the time of a clawback; and

•

Added a provision for the indemnification of directors and officers with respect to actions taken under the Plan.

Description of the Plan

The following summary describes briefly the principal features of the Equity Incentive Plan, and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix A to this Proxy Statement.

General Terms

The purpose of the Equity Incentive Plan is to promote the long-term financial interests of the Company, including its growth and performance, by: providing performance-based equity opportunities to executives; encouraging directors, officers and key employees of the Company and its subsidiaries and divisions to acquire an ownership position in the Company; enhancing the ability of the Company to attract and retain directors, officers and key employees of outstanding ability; and providing directors, officers and key employees with an interest in the Company aligned with that of the Company’s stockholders. It is not possible to determine at this time the number of shares of Common Stock covered by options or other awards that may be granted in the future under the Plan to any employee.

Administration

The Equity Incentive Plan is administered by the Compensation Committee, which is and will be composed of independent directors of the Company. Subject to the provisions of the Plan, the Committee has the authority to select the participants who will receive the awards, to determine the type and terms of the awards to be granted, and to interpret and administer the Plan. The Compensation Committee may delegate to the Board or any other committee of the Board the responsibility for the foregoing for non-director and non-officer grants to the extent any such delegation is not inconsistent with applicable laws or regulations.

Eligibility for Participation

Employees and non-employee directors of the Company, its subsidiaries, groups and divisions are eligible to receive awards under the Equity Incentive Plan.

Term of the Plan

The Equity Incentive Plan shall be effective on the date of stockholder approval and will terminate ten years from such effective date, after which time no additional awards may be made or options granted under the Plan. In the event that approval of the stockholders is not obtained, the Plan will be null and void and the 2005 Plan as in effect on December 31, 2012 shall continue in accordance with its terms.

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Shares Authorized for Issuance

Subject to the Plan’s approval by the stockholders and further adjustment under Section 12.2 of the Plan, on or after January 1, 2013, a total of 15,242,718 shares shall be authorized for grant under the Plan.The shares are in a “fungible pool.” Shares subject to Options or Share Appreciation Rights (“SARs”) are counted against this limit as one (1) share for every one (1) share granted, and any shares subject to any other type of award are counted against this limit as one and seventy-nine hundredths (1.79) shares for every one (1) share granted. If (i) any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part), or (ii) after December 31, 2012, any shares subject to an award under any the 2005 Plan or any prior plan (collectively, the “Prior Plans”) are forfeited, an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the shares subject to such award or award under any Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for awards under the Plan, in accordance with Section 3.1(d) of the Plan. Any such shares that again become available for grant pursuant to the foregoing shall be added back as (i) one (1) share for every one (1) share subject to options or SARs granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as one and seventy-nine hundredths (1.79) shares for every one (1) share subject to awards other than options or SARs granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.. The following shares will not be available for grant under the Equity Incentive Plan: shares tendered or withheld to pay the exercise price of an option, shares tendered or withheld to satisfy tax withholding obligations with respect to options/SARs under the Plan, shares repurchased by the Company with option proceeds and shares subject to an SAR that are not issued in connection with the stock settlement of an SAR.

Awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by or combined with the Company or a subsidiary shall not reduce the shares authorized for grant under the Plan or authorized for grant to a person in any calendar year. If a company acquired by or combined with the Company or a subsidiary has shares available under a pre-existing plan, such shares may be used for awards under the Plan and shall not reduce the shares authorized for grant under the Plan.

No participant may be granted options or SARs during any calendar year with respect to more than 1,500,000 shares, or Restricted Stock, Performance Shares (as defined below), Performance Units (as defined below) and/or Stock Unit Awards that are denominated in shares in any calendar year with respect to more than 1,500,000 shares, or cash awards payable to any participant in any calendar year valued at more than $5,000,000.

The aggregate fair value of awards to a non-employee director in any calendar year shall not exceed $500,000.

Types of Awards

The Equity Incentive Plan permits the granting of any or all of the following types of awards (“Awards”): (i) stock options, including incentive stock options; (ii) stock appreciation rights or SARs; (iii) performance awards; (iv) restricted stock; and (v) stock-based awards in the form of share units, such as RSUs, PRSUs and deferred stock units. It also permits the granting of performance units payable only in cash.

Stock Options and SARs

Options granted under the Equity Incentive Plan may be either incentive stock options or non-qualified stock options, or a combination thereof.

An option is exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Compensation Committee; provided, however, that no stock option is exercisable more than ten years after the date of grant; provided, however, that if an option would expire when trading in shares is prohibited by law or by the Company’s insider trading policy, such award may provide for the automatic extension of the option term to the 30th day after the expiration of such prohibition. The option exercise price may not be less than the “fair market value” on the date of the stock options’ grant. The fair market value is the per share closing price of Common Stock on the applicable date, and if not a trading date, the closing price for the preceding day on which sales of Common Stock were made. Upon exercise, a participant may pay the option exercise price of a stock option in cash (or equivalents), shares of Common Stock, SARs or a combination of the foregoing, or such other consideration as the Compensation Committee may deem appropriate. An option shall automatically exercise on a net exercise basis on the last day of such option’s term if the exercise price is less than the fair market value of the option. Options may be incentive stock options under the Code and 15,242,718 shares may be awarded as incentive stock options.

Awards may be granted in the form of SARs. SARs entitle the recipient to receive a payment, in cash or shares of Common Stock or a combination of both, equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the award agreement to the fair market value on the date of exercise or surrender. The price stated in the award agreement may not be less than the fair market value on the date of the SARs grant, except that if an SAR is granted retroactively in tandem with or in substitution for a stock option, the designated fair market value set forth in the award agreement will not be less than the fair market value of the share for such tandem or replaced stock option. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option will be cancelled automatically to the extent of the number of SARs exercised, and such shares will not thereafter be eligible for grant. A Freestanding SAR generally has the same terms and conditions as an option, including an exercise price on the date of grant of not less than the fair market value and a term no longer than 10 years; provided, however, that if a Freestanding SAR would expire when trading in shares is prohibited by law or by the Company’s insider trading policy, such award may provide for the automatic extension of the Freestanding SAR’s term to the 30th day after the expiration of such prohibition. A Freestanding SAR shall automatically exercise on a net exercise basis on the last day of such Freestanding SAR’s term if the exercise price is less than the fair market value of the Freestanding SAR.

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Performance Awards

Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance goals during a performance period as established by the Compensation Committee (“Performance Shares”) or in the form of performance awards payable in cash (“Performance Units”). The Compensation Committee may grant an Award of Performance Shares or Performance Units to participants. A performance target will be established for each performance period. At the end of the performance period, the Performance Shares or Performance Units, as the case may be, will be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the award agreement) and distributed to participants based upon such entitlement.

Performance criteria intended to qualify under Section 162(m) of the Internal Revenue Code used in performance goals governing Performance Share and Performance Unit Awards to executive officers may include any or all of the following: revenues; booking of orders; earnings, or some derivative thereof such as earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), or earnings per share; operating income; pre- or after-tax income; cash flow; net earnings; return on equity (ROE); return on capital (including return on total capital or return on invested capital); return on assets or net assets; economic value added (EVA) (or an equivalent metric); margins; share price performance; total shareholder return (TSR); improvement in or attainment of expense levels; safety performance; on-time delivery; and improvement in or attainment of working capital levels. Performance goals may be established on a corporate-wide basis with respect to one or more business units, groups, divisions, product lines or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The performance goals established by the Compensation Committee for each Performance Share Award or Performance Unit Award will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). The Compensation Committee may provide in any such performance award that any evaluation of performance may include or exclude certain events that occur during a performance period including but not limited to: (i) amortization, depreciation or impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs or reductions in force or early retirement programs, (v) any extraordinary non-recurring items that may be defined in an objective and non-discretionary manner under or by reference to U.S. Generally Accepted Accounting Principles, accounting standards or other applicable accounting standards in effect from time to time and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) the sale of investments or non-core assets; (vii) discontinued operations, categories or segments; (viii) investments, acquisitions or dispositions; (ix) political, legal and other business interruptions (such as due to war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, seizure, and regulatory requirements); (x) natural catastrophes; (xi) currency fluctuations; (xii) stock based compensation expense; (xiii) stock repurchases; (xiv) early retirement of debt; (x v) conversion of convertible debt securities; and (xvi) termination of real estate leases.

The Compensation Committee may provide that an award is subjection to the foregoing if such award is granted to a “covered employee” at the end of the tax year in which the Company may be able to claim a tax deduction for such award. The Compensation Committee shall have the power to impose restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy the requirements for performance based compensation within the meaning of Section 162(m) of the Code.

Restricted Stock

Awards may be granted in the form of restricted stock (“Restricted Stock Award”). Restricted Stock Awards may be awarded in such numbers and at such times as the Compensation Committee may determine. Restricted Stock Awards will be subject to such terms, conditions or restrictions as the Compensation Committee deems appropriate, including, but not limited to, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company. The period of vesting and the forfeiture restrictions will be established by the Compensation Committee at the time of grant. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions, the Compensation Committee may, in its discretion, grant to the participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends provided, however, that any shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any restricted share of Common Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such restricted shares of Common Stock.

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Stock Unit Awards

Awards of units having a value equal to an identical number of shares of Common Stock (“Stock Unit Awards”) may be granted to participants. Stock Unit Awards are also available as a form of payment of other awards granted under the Plan and other earned cash-based incentive compensation, primarily for deferral of vested stock-based grants.

Stock Unit Awards may be paid in cash, shares of Common Stock, other property, or any combination thereof, in the sole discretion of the Compensation Committee at the time of payment.

Clawbacks

All awards shall be subject to any clawback policy adopted by the Company whether before or after the grant of such award.

Dividends

The Committee may provide (other than in connection with options or SARs) that awards may contain dividend or dividend equivalent rights.

Repricing and Repurchasing

The Board may not, without stockholder approval, authorize the repricing or repurchasing of options or SARs, including in exchange for cash or for other awards (other than in connection with the adjustment provisions of the Plan).

Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with the grant of awards under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon the individual’s circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

Non-statutory Stock Options. A participant receiving a stock option that is not intended to qualify as an incentive stock option under Section 422 of the Code and that has been issued with an exercise price not less than the fair market value of the Company’s Common Stock on the grant date (a “non-qualified stock option”) will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the non-qualified stock option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.

Incentive Stock Options. Incentive stock options granted under the Plan are intended to meet the requirements of Section 422 of the Code for “incentive stock options.” A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (“statutory holding periods”), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory options.

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Payment Using Shares. If a participant pays the exercise price of a non-qualified or incentive stock option with previously-owned shares of the Company’s Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards. Unless a participant makes the election described below with respect to restricted stock granted under the Plan, a participant receiving a grant of SARs, restricted stock, restricted stock units or performance awards will not recognize income and the Company will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends or dividend equivalents received and the Company will be allowed a deduction in a like amount. A participant will recognize income with respect to restricted stock when the restricted stock vests or otherwise ceases to be subject to a substantial risk of forfeiture and, with respect to SARs, restricted stock units or performance awards, when amounts are paid or provided to a participant in settlement of such awards. The amount of income recognition will be equal to the excess of the fair market value of the award on the applicable date of income recognition over the amount paid, if any, by the participant for the award, and the income will be compensation income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. If shares are received in connection with an award, upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant of restricted stock, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the restricted stock award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Certain Tax Code Limitations on Deductibility.

Section 162(m) of the Code

The Plan is designed to help the Company comply with the rules relating to its ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the principal executive officer or any of the three other most highly compensated executive officers of a publicly held company other than the principal financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance units, performance shares, performance cash, stock grants, stock units and dividend equivalent rights granted under the Plan that are intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the stockholders are being asked to approve certain material terms of the Plan. By approving the Plan, the stockholders will be specifically approving, among other things:

•

the eligibility requirements for participation in the Plan;

•

the maximum numbers of shares for which stock-based awards may be granted to an employee in any fiscal year;

•

the maximum dollar amount that a participant may receive under a cash-based award for each fiscal year contained in the performance period; and

•

the performance criteria that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards other than stock options and stock appreciation rights that are intended to result in qualified performance-based compensation.

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While we believe that compensation provided by such awards under the Plan generally should be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards intended to qualify as performance-based may not actually qualify as performance-based. In addition, because the Compensation Committee does not believe that compensation decisions should be constrained necessarily by how much compensation is deductible, the Plan also authorizes the Compensation Committee to grant awards to executives which would not qualify as “performance-based” compensation under Section 162(m) of the Code. Section 162(m) (including a list of the performance criteria) is further discussed above under the heading Performance Awards.

Code Section 409A. Code Section 409A generally provides that deferred compensation subject to Code Section 409A that does not meet the requirements for an exemption from Code Section 409A must satisfy specific requirements, both in operation and in form, regarding: (1) the timing of payment; (2) the election of deferrals; and (3) restrictions on the acceleration of payment. Failure to comply with Code Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on the deferred amounts included in the participant’s income. We intend to structure awards under the Plan to be exempt from or comply with Code Section 409A.

ERISA. The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Plan is not qualified under Section 401(a) of the Code.

Amendments and Modifications

The Board may make no amendment or modification to the Equity Incentive Plan that, among other things, would increase the number of shares available for issue under the Plan, change those eligible to be participants under the Plan, expand the types of awards available under the Plan, extend the term of the Plan, change the method of determining the exercise price of options, or delete or limit any provisions of the Plan that prohibit the repricing of options or SARs without the approval of the stockholders of the Company.

General

The existence of outstanding awards shall not affect the Company’s ability to make or authorize any adjustments to the capital stock of the Company and any such adjustments shall adjust the number of shares available for grant under the Plan, the terms and conditions of any awards (including number of shares granted pursuant to any awards and exercise or other price determinations) and the limitations on individual grants. Subject to the exceptions set forth in Section 12.3 of the Plan, no award may be sold, assigned, transferred, pledged or otherwise encumbered. The Compensation Committee has the ability to determine if an award is subject to termination when the recipient of such award ceases to be an employee of the Company. The Compensation Committee shall be authorized to establish procedures providing for the deferral of the payment of an award. The Company may make payments pursuant to the Plan net of any applicable taxes. Awards may be made to employees who are foreign nationals or employed outside of the United States on terms and conditions different to those made to employees employed in the United States in order to reflect the difference in local law or tax policy.

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 about shares of the Company’s common stock issuable under the equity compensation plans we maintain for our employees, consultants and directors:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	6,483,150	31.59	2,242,718
Equity compensation plans not approved by stockholders	–	–	–
Total	6,483,150	31.59	2,242,718

(a)

Includes 4,769,643 options and 1,713,507 restricted and deferred stock units.

(b)

The weighted average exercise price of options at December 31, 2012 was $42.94. Restricted and deferred stock units have no exercise price.

(c)

Shares remaining available for grant at December 31, 2012 under the Company’s Amended and Restated Equity Incentive Plan.

The Board recommends that you vote “FOR” the approval of the amendments to and restatement of the Equity Incentive Plan.

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OTHER BUSINESS

The Board does not know of any business that will properly come before the Meeting other than that described above. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxies.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires directors and executive officers of the Company, and persons who own more than ten percent of the Company’s Common Stock, to file with the SEC and the NYSE initial reports of beneficial ownership on Form 3 and changes in such ownership on Forms 4 and 5. Based on its review of the copies of such reports, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2012, its directors, executive officers and stockholders with holdings greater than ten percent complied with all applicable filing requirements.

Stockholder Proposals and Nominations for the 2014 Annual Meeting

In order for a stockholder to be eligible to submit a proposal or nomination to the 2014 Annual Meeting, the stockholder must be a stockholder of record both when submitting the proposal or nomination and on the Record Date.

If a stockholder wishes to submit a proposal for possible inclusion in the Company’s proxy statement and form of proxy for the 2014 annual meeting of stockholders, the notice must be in proper form and received at the principal executive offices of the Company no later than 5:30 p.m. CST on November 22, 2013. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act and the rules and regulations promulgated thereunder. If a stockholder wishes to submit a proposal at the 2014 annual meeting other than for inclusion in the Company’s proxy statement and form of proxy for the 2014 annual meeting of stockholders, according to the Company’s Bylaws, the notice must be in proper form and received by the Corporate Secretary of the Company at its principal executive offices no earlier than January 8, 2014 and no later than February 7, 2014.

To be in proper written form, a stockholder’s notice of a proposal must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) a description of the full economic interest of such stockholder in the Company which would include, but is not limited to, the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder, and whether such interest is subject to or the result of any short position, synthetic swap, or forward shares, (iv) an undertaking to provide an update on the information regarding economic interest required by the preceding part as of 10 days prior to the meeting and no later than 7 days prior to the meeting, (v) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business, and (vi) an acknowledgement that such stockholder must appear in person at the annual meeting in order to bring such business before the meeting.

If a stockholder wishes to submit a director nomination to the Nominating and Governance Committee for consideration as a Company director nominee, the stockholder should follow the procedures set out in “Corporate Governance — Director Selection Process,” on page 12 of this Proxy Statement. If a stockholder wishes to submit a director nomination to the stockholders in opposition to the Company director nominees for inclusion in the Company’s proxy statement and form of proxy for the 2014 annual meeting of stockholders, the notice must be in proper form and received at the Company’s principal executive offices no later than 5:30 p.m. CST on November 22, 2013. If a stockholder wishes to submit such a nomination at the 2014 annual meeting other than for inclusion in the Company proxy statement and form of proxy for the 2014 annual meeting, according to the Company’s Bylaws, the notice must be in proper form and be received by the Corporate Secretary of the Company at its principal executive offices no earlier than February 7 and no later than March 9, 2014.

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To be in proper written form, a stockholder’s notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, (ii) a description of the full economic interest of such stockholder in the Company which would include, but is not limited to, the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder, and whether such interest is subject to or the result of any short position, synthetic swap, or forward shares, (iii) an undertaking to provide an update on the information regarding economic interest required by the preceding part as of 10 days prior to the meeting and no later than 7 days prior to the meeting, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (v) an acknowledgement that such stockholder must appear in person at the annual meeting in order to nominate the persons named in its notice, and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Solicitation of Proxies

The Company has provided proxy materials to banks, brokers, and other financial fiduciaries and requested that such materials be promptly forwarded to the beneficial owners of Common Stock. The Company has retained Phoenix Advisory Partners to assist with the solicitation of proxies for a fee not to exceed $9,000, plus reimbursement for out-of-pocket expenses. In addition, solicitation of proxies may be made by directors, officers or employees of the Company for no additional compensation. The cost of soliciting proxies and related services will be borne by the Company.

Electronic Delivery of Proxy Statement and Annual Report

Stockholders who received printed copies of the proxy materials can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Cameron the cost of producing and mailing these documents, reduce the amount of mail you receive and help preserve environmental resources.

You may sign up for this option by:

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following the instructions provided on your proxy card; or

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following the instructions provided when you vote over the Internet.

If you choose to view future proxy statements and annual reports over the Internet and you are a street-name stockholder as of the applicable record date, you will receive an e-mail message next year containing the Internet address to use to access Cameron’s proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions on www.icsdelivery.com. You do not have to re-elect Internet access each year.

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Householding of Annual Meeting Materials

In accordance with Notices previously sent to many of the street-name stockholders who share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report to stockholders may request a copy by contacting the bank, broker or other holder of record or by contacting us by telephone at 713-513-3300 or by mail at 1333 West Loop South, Suite 1700, Houston Texas 77027. We will deliver promptly upon written or oral request a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the proxy statement and annual report was delivered. Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Automatic Data Processing, Inc., either by calling toll free at 1-800-542-1061 or by writing to Broadridge, Householding Department, at the return address noted on your voter instruction card. If you revoke your consent you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Stockholder List

A list of stockholders of record will be available for examination at the Company’s corporate headquarters during normal business hours for a period of ten days prior to the Meeting.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K

We are mailing our 2012 Annual Report to stockholders who elected to receive a printed copy of this Proxy Statement. Additional copies of Cameron’s Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2012, are available without charge from our Investor Relations Department, 1333 West Loop South, Suite 1700, Houston, Texas 77027, 713-513-3300.

Our SEC filings, including our 2012 Annual Report on Form 10-K, are available online, at no charge, at www.c-a-m.com , Investor Relations, SEC filings, or through the Securities and Exchange Commission’s website at www.sec.gov.

By Order of the Board of Directors,
Grace B. Holmes Vice President, Corporate Secretary & Chief Governance Officer

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APPENDIX A    CAMERON INTERNATIONAL CORPORATION EQUITY INCENTIVE PLAN

Cameron International Corporation 2005 Equity Incentive Plan (Amended and Restated as of January 1, 2013)

Cameron International Corporation (the “Company”), a Delaware corporation, hereby amends and restates the following 2005 Equity Incentive Plan (the “Plan”).

1.   Purpose of the Plan

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees and directors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.   Definitions

2.1

“Authorized Officer” shall mean the Chairman of the Board, the Chief Executive Officer of the Company or the senior human resources officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

2.2

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Stock Unit Award, Cash Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3

“Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder. Such agreement may be in electronic or written form.

2.4

“Board” shall mean the board of directors of the Company.

2.5

“Cash Award” shall mean an Award denominated in cash.

2.6

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7

“Committee” shall mean the committee of the Board charged with oversight of the Company’s incentive compensation and equity-based plans, which, at the time of the adoption of this Plan is the Compensation and Governance Committee. The Committee consists and always will consist of no fewer than two Directors.

2.8

“Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m) of the Code.

2.9

“Director” shall mean a non-employee member of the Board and any prospective director conditioned upon, and effective not earlier than, such person’s becoming a non-employee member of the Board.

2.10

“Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.11

“Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary.

2.12

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

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2.13

“Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of a Share shall mean, as of a particular date, (1) if Shares are listed on a national securities exchange, the closing sales price per Share on the consolidated transaction reporting system for the principal national securities exchange on which Shares are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Shares are not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if Shares are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the fair market value of a Share as determined in good faith by the Committee.

2.14

“Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.15

“Incentive Stock Option” shall mean an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.16

“Limitations” shall have the meaning set forth in Section 10.5.

2.17

“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.18

“Participant” shall mean an Employee or Director to whom an Award has been made under this Plan.

2.19

“Payee” shall have the meaning set forth in Section 13.1.

2.20

“Performance Award” shall mean any Award of Performance Shares, Performance Units or any other Award made subject to the attainment of performance goals granted pursuant to Article 9.

2.21

“Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.22

“Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.23

“Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash and Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.24

“Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.25

“Prior Plans” shall mean, collectively, the NATCO Group, Inc. 1998 Employee Stock Option Plan, the NATCO Group, Inc. 2004 Stock Incentive Plan, the NATCO Group, Inc. 2006 Long-Term Incentive Plan, the Company’s Long-Term Incentive Plan, the Company’s Broadbased 2000 Incentive Plan, and the Company’s 1995 Stock Option Plan for Non-Employee Directors.

2.26

“Restatement Date” shall mean January 1, 2013.

2.27

“Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28

“Restriction Period” shall have the meaning set forth in Section 7.1.

2.29

“Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.30

“Shares” shall mean the shares of common stock of the Company, par value $.01 per share.

2.31

“Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.32

“Stock Unit Award” shall have the meaning set forth in Section 8.1.

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2.33

“Subsidiary” shall mean (i) in the case of a corporation, a “subsidiary corporation” of the Company as defined in Section 424(f) of the Code and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

2.34

“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.35

“Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

3.   Shares Subject to the Plan

3.1

Number of Shares.

a.

Subject to adjustment under Section 12.2, on or after the Restatement Date a total of 15,242,718 Shares shall be authorized for grant under the Plan, less one (1) Share for every one (1) Share that was subject to an Option or SAR granted after December 31, 2012 and one and seventy-nine hundredths (1.79) Shares for every one Share that was subject to an Award other than an Option or SAR granted after December 31, 2012.

b.

If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after December 31, 2012 any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 3.1(d) below. In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after December 31, 2012, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall again be available for Awards under the Plan in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2012, an option under any Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after December 31, 2012, options or stock appreciation rights under any Prior Plan, (iii) Shares subject to a Stock Appreciation Right or, after December 31, 2012, a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2012, options under any Prior Plan.

c.

Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

d.

Any Shares that again become available for grant pursuant to this Section shall be added back as (i) one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as one and seventy-nine hundredths (1.79) Shares for every one (1) Share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.

e.

The aggregate grant date fair value of awards to a Director in any calendar year shall not exceed $500,000.

3.2

Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

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4.   Eligibility and Administration

4.1

Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2

Administration.

a.

The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Subject to Section 5.3 and Section 6.2(a) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, disability, retirement or change of control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 12.2 hereof; provided, however, that no such action shall permit the term of any Option to be greater than 10 years from its Grant Date.

b.

Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

4.3

Delegation of Authority. The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act, subject to Section 4.2(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

4.4

Indemnity. No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 4.3 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

5.   Options

5.1

Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2

Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written or electronic Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, including, if required by the Committee, execution by the Participant to whom the Award is granted. The terms of Options need not be the same with respect to each Participant. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

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5.3

Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the principal national securities exchange on which Shares are listed.

5.4

Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted; provided further, that if an Option other than an Incentive Stock Option would otherwise expire when trading in Shares is prohibited by law or by Company insider trading policy, the Award Agreement may provide for the automatic extension of the Option term to the 30th day after expiration of such prohibition; provided further, that any such extension will not subject the Option to Code Section 409A.

5.5

Exercise of Options. Vested Options granted under the Plan may be exercised by the Participant, by a Permitted Assignee thereof, or by the Participant’s executors, administrators, guardian or legal representative as to all or part of the Shares covered thereby, by the giving of notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then-Fair Market Value), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for ordinary cash dividends or other rights for which the record date is prior to the date as of which the Participant exercises the Option and becomes the sole owner of the subject Shares. An Option shall be automatically exercised as of the end of the last day of the term of the Option, if the Option price is less than the Fair Market Value of a Share on such date, on a net exercise basis as contemplated by Section 5.5(d) and with tax withholding satisfied by the Company retaining Shares from the exercise as contemplated by Section 13.1.

5.6

Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7

Incentive Stock Options. The Committee may grant Incentive Stock Options to any Employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares with respect to which “incentive stock options” may be granted under the Plan shall be 15,242,718 Shares.

6.   Stock Appreciation Rights

6.1

Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

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6.2

Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

a.

Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be other than pursuant to Section 12.2, the Committee shall not, without the approval of the Company stockholders, (a) lower the grant price of a Stock Appreciation Right after it is granted, (b) cancel a Stock Appreciation Right when the grant price exceeds the Fair Market Value of the underlying Shares in exchange for cash or for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the national securities exchange on which Shares are listed.

b.

Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

c.

Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

d.

Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies.

e.

Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

f.

The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

g.

The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate, including providing that the exercise price of a Tandem Stock Appreciation Right may be less than the Fair Market Value on the date of grant if the Tandem Stock Appreciation Right is added to an Option following the date of the grant of the Option. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall be evidenced by an electronic or written Award Agreement and generally have the same terms and conditions as Options, including (i) an exercise price not less than Fair Market Value on the date of grant and (ii) a term not greater than 10 years (including an extension of term as provided in Section 5.4 and automatic exercise of an otherwise expiring Award provided in Section 5.5). In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant.

h.

The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.   Restricted Stock Awards

7.1

Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

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7.2

Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in an electronic or written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant.

7.3

Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to the terms and conditions of the Award, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

8.   Stock Unit Awards; Cash Awards

8.1

Grants. Other Awards of units having a value equal to a number of Shares (“Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

8.2

Award Agreements. The terms of Stock Unit Awards granted under the Plan shall be set forth in an electronic or written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3

Payment. Except as provided in Article 10 or as may be provided in an Award Agreement, Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis.

8.4

Cash Awards. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

9.   Performance Awards

9.1

Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2

Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an electronic or written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3

Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4

Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

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10.   Code Section 162(m) Provisions

10.1

Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award, a Stock Unit Award, or Cash Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2

Performance Criteria. If the Committee determines that a Restricted Stock Award, a Performance Award, a Stock Unit Award, or Cash Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenues; booking of orders; earnings, or some derivative thereof such as earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), or earnings per share; operating income; pre- or after-tax income; cash flow; net earnings; return on equity (“ROE”); return on capital (including return on total capital or return on invested capital); return on assets or net assets; economic value added (“EVA”) (or an equivalent metric); margins; share price performance; total shareholder return (“TSR”); improvement in or attainment of expense levels; safety performance; on-time delivery; and improvement in or attainment of working capital levels of the Company or any Subsidiary, division, business unit or product line of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business unit or product line of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude certain events that occur during a Performance Period including but not limited to: (i) amortization, depreciation or impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs or reductions in force or early retirement programs, (v) any extraordinary non-recurring items that may be defined in an objective and non-discretionary manner under or by reference to U.S. Generally Accepted Accounting Principles, accounting standards or other applicable accounting standards in effect from time to time and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) the sale of investments or non-core assets; (vii) discontinued operations, categories or segments; (viii) investments, acquisitions or dispositions; (ix) political, legal and other business interruptions (such as due to war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, seizure, and regulatory requirements); (x) natural catastrophes; (xi) currency fluctuations; (xii) stock based compensation expense; (xiii) stock repurchases; (xiv) early retirement of debt; (xv) conversion of convertible debt securities; and (xvi) termination of real estate leases.

10.3

Adjustments. Notwithstanding any provision of the Plan (other than Article 12), with respect to any Restricted Stock, Performance Award, Stock Unit Award, or Cash Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or change of control or as otherwise determined by the Committee in special circumstances.

10.4

Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5

Limitations on Grants to Individual Participant. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 1,500,000 Shares, (ii) Restricted Stock, Performance Awards and/or Stock Unit Awards that are denominated in Shares in any calendar year with respect to more than 1,500,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any calendar year with respect to a Cash Award that is a Performance Award is $5,000,000 If an Award is cancelled, the cancelled Award shall continue to (including a Performance Unit denominated in cash) be counted toward the applicable Limitations.

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11.   Cancellation of Award; Clawbacks

Notwithstanding anything to the contrary contained herein, (1) an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion and (2) all Awards shall be subject to any clawback policy adopted by the Company whether before or after the grant of the Award.

12.   Generally Applicable Provisions

12.1

Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of Shares available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the exercise price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

12.2

Adjustments.

a.

The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

b.

In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in Shares or other stock split, then (1) the number of Shares reserved under this Plan, (2) the number of Shares covered by outstanding Awards in the form of Shares or units denominated in Shares, (3) the exercise price or other price in respect of such Awards, (4) the Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Shares or any distribution to holders of Shares of securities or property (other than normal cash dividends or dividends payable in Shares), the Committee shall make appropriate adjustments to (i) the number and kind of shares covered by Awards in the form of Shares or units denominated in Shares, (ii) the exercise price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

c.

In connection with a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (1) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, (2) to provide for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Common Stock on such date over the Option or base price of such Award.

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d.

No adjustment or substitution pursuant to this Section 12.2 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

12.3

Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award (i) for charitable donations, (ii) to the Participant’s spouse, children or grandchildren (including any adopted and stepchildren and grandchildren, (iii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (ii), or (iv) any other person with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4

Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5

Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such as amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Dividend Equivalents attributable to Performance Awards shall not be paid out before the underlying Performance Award has been earned. No Dividend Equivalents shall be granted in connection with an Option or a Stock Appreciation Right.

12.6

Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

13.   Miscellaneous

13.1

Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

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13.2

Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Directors under the Plan.

13.3

Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have complied with the then applicable terms and conditions of the Award.

13.4

Stop-Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.5

Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.6

Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.7

Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.8

Construction. As used in the Plan, the words “include” and “including”, and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”.

13.9

Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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13.10

Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.11

Effective Date of Amended and Restated Plan; Expiration of Plan. The amended and restated Plan shall be effective on the date of the approval of the amended and restated Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The amended and restated Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event the Plan as in effect immediately prior to the Restatement Date will continue to operate in accordance with its terms. Awards may be granted under the amended and restated Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the amended and restated Plan, on which date the amended and restated Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.12

Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.13

Code Section 409A.

a.

Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

b.

Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

c.

If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.

13.14

Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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CAMERON

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the three voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 8, 2013.

Vote by Internet

- Go to **www.envisionreports.com/CAM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR Proposals 1 through 4.

	For	Against	Abstain		For	Against	Abstain
01 - James T. Hackett	☐	☐	☐	02 - Michael E. Patrick	☐	☐	☐
03 - Jon Erik Reinhardsen	☐	☐	☐	04 - Bruce W. Wilkinson	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01M2EB

Cameron International Corporation

2013 Annual Meeting of Stockholders
10:00 a.m. CDT
May 8, 2013
Cameron's Corporate Headquarters
1333 West Loop South, Suite 1700
Houston, Texas 77027

Agenda
- Call to order
- Introduction of Directors and Officers
- To Elect Four Director Nominees to our Board of Directors
- To Ratify the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountants for 2013
- To Approve, on an Advisory Basis, the Company's 2012 Executive Compensation
- To Approve the Amendments to and the Restatement of our Equity Incentive Plan

This is your proxy. Your vote is important. It is also important that your shares are represented at this meeting, whether or not you attend the Meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on Wednesday, May 8, 2013. The Proxy Statement and Annual Report to Stockholders are available at www.envisionreports.com/CAM.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

CAMERON

Proxy — Cameron International Corporation

Proxy for 2013 Annual Meeting of Stockholders

Solicited on Behalf of the Board of Directors – May 8, 2013

The undersigned stockholder(s) of Cameron International Corporation ("Cameron") appoints each of Jack B. Moore and Grace B. Holmes proxy, with full power of substitution, to vote all shares of stock which the stockholder(s) would be entitled to vote if present at the Annual Meeting of Stockholders of Cameron on Wednesday, May 8, 2013 at 10:00 a.m. CDT at Cameron's corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, and at any adjournment thereof, with all powers the stockholder(s) would possess, if present. The stockholder(s) hereby revokes any and all proxies previously given with respect to such meeting.

This proxy will be voted as specified on the reverse side, but if no specification is made, it will be voted: FOR the Election of Each Nominees for Director (James T. Hackett, Michael E. Patrick; Jon Erik Reinhardsen and Bruce W. Wilkinson); FOR the Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accountants for 2013; FOR Approval on an Advisory Basis, the Company's 2012 Executive Compensation; FOR Approval of the Amendments to and the Restatement of our Equity Incentive Plan; and in the discretion of the proxy on other matters as may properly come before the Meeting or any adjournment thereof.

This card also constitutes voting instructions for any shares held for the stockholder in the Cameron Retirement Savings Plan and Cameron-sponsored Individual Account Retirement Plans, as described in the Notice of Meeting and Proxy Statement.

(Please sign and date on the reverse side.)